                                        File Nos. 33-10145
                                                  811-04900

             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549

                         FORM N-1A


  Registration Statement Under the Securities Act of 1933

              Post-Effective Amendment No. 17


                            and


Registration Statement Under the Investment Company Act of 1940

                      Amendment No. 17



              General American Capital Company
                     700 Market Street
                    St. Louis, MO 63101
                       (314) 444-0499

                   Christopher A. Martin
               GenAmerica Management Company
                     700 Market Street
                 St. Louis, Missouri  63101

                         Copies to:
                      Stephen E. Roth
                Sutherland, Asbill & Brennan
               1275 Pennsylvania Avenue, N.W.
                Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate box):

[ X ] Immediately upon filing pursuant to paragraph (b).
[   ] On (date) pursuant to paragraph (b).

[   ] 60 days after filing pursuant to paragraph (a)(1).
[   ] On (date) pursuant to paragraph (a)(1).
[   ] 75 days after filing pursuant to paragraph (a)(2).
[   ] On (date) pursuant to paragraph (a)(2) of Rule 485.
[   ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.



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





















              GENERAL AMERICAN CAPITAL COMPANY

                    PROSPECTUS VERSION A


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

                   GENERAL AMERICAN CAPITAL COMPANY
                          700 MARKET STREET
                      SAINT LOUIS, MISSOURI 63101
                            (877) 882-5714


                            - PROSPECTUS -


    General American Capital Company (the Capital Company) offers eight different diversified funds. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options under variable life insurance policies, variable annuity contracts, and certain other plans, such as qualified pension and retirement plans (collectively referred to as the Contracts).

    The eight Capital Company funds are:

             *  The Money Market Fund.
             *  The Bond Index Fund.
             *  The Asset Allocation Fund.
             *  The Managed Equity Fund.
             *  The S&P 500 Index Fund.<F*>
             *  The Mid-Cap Equity Fund.
             *  The Small-Cap Equity Fund.
             *  The International Index Fund.


    This prospectus provides information about the Capital Company and its funds that you ought to know before investing. You should read this prospectus in conjunction with the prospectus for the applicable
Contract.  Please retain both prospectuses for future reference.



              The date of this prospectus is May 1, 2000.

    The date of the related statement of additional information is May 1, 2000.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[FN]
----------
<F*>  "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by the Capital Company. Capital Company's S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


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

                  GENERAL AMERICAN CAPITAL COMPANY
                          FUND PROSPECTUS

                         TABLE OF CONTENTS



                                                                   PAGE
                                                                   ----

        Front Cover Page

        Table of Contents                                            i

        The Funds' Investment Objectives, Principal
          Strategies & Risks                                         1

        Fund Performance Charts                                      6

        Fee Tables                                                  10
          Shareholder Transaction Expenses                          10
          Annual Fund Operating Expenses                            10
          Contract Fees                                             11
          Example                                                   11

        Management & Organization                                   12
          The Capital Company                                       12
          The Adviser                                               12
          The Administrator                                         13

        Additional Information About the Funds                      13
          Purchase & Redemptions of Shares                          13
          Determination of Share Price                              14
          Taxes and Dividends                                       14
          Portfolio Turnover                                        15
          Cash Positions                                            15


          Pending Legal Proceedings                                 16

        Financial Highlights                                        16

        Back Cover Page

                                 i

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                 THE FUNDS' INVESTMENT OBJECTIVES,
                   PRINCIPAL STRATEGIES & RISKS

    Below are the investment objectives, principal strategies, and risks of the Capital Company's eight funds. Also described below are the types of individuals who may want to invest in the funds. You can find more information on the funds in the statement of additional information. There can be no assurances that the funds will achieve their investment objectives. There are factors not listed below that could adversely affect your investment. The share price of the funds change daily due to market conditions and you may lose money if you invest in the funds.

*   THE MONEY MARKET FUND.

Investment Objective and Principal Strategies.  The Money Market Fund's
---------------------------------------------
investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.

Who May Want to Invest.  The Money Market Fund may be appropriate for
----------------------
investors who are investing for a short period of time or who are uncomfortable with investments that may have large fluctuations in value.


Main Risks.  The Money Market Fund does not maintain a stable net asset
----------
value and loss of money is a risk of investing in the fund. The following risk factors may significantly affect fund performance. Interest Rate Risk. The Money Market's rate of income and net asset value varies from day to day depending on short-term interest rates. Changes in interest rates could cause the value of your investment to decline. Credit Risk. A default on a security that the fund holds could cause the value of your investment to decline. Not Guaranteed. Investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


*   THE BOND INDEX FUND.

Investment Objective and Principal Strategies.  The Bond Index Fund's
---------------------------------------------
investment objective is to provide investors with current income that reflects the performance of the publicly traded bond market as a whole. The fund seeks to achieve this objective by primarily purchasing corporate and government bonds contained in the Lehman Brothers Government/Corporate Bond Index. The fund does not replicate the Index, but uses a "sampling" method to generally reflect the performance of the Index. Sampling is an investment technique whereby the fund holds approximately the same mix and weightings of investment sectors, as measured by quality and duration, as the Index, while not holding all of the bonds in each Index sector.

Who May Want to Invest.  The Bond Index Fund may be appropriate for
----------------------
investors who are seeking a higher level of current income than is available from money market funds and who are able to tolerate fluctuations in the value of their investment.

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Main Risks. Loss of money is a risk of investing in the Bond Index Fund.
----------
The following risk factors may significantly affect fund performance. Interest Rate Risk. Interest rate changes can have a powerful effect on the value of fixed bond portfolios. In general, bond prices rise when interest rates fall, and fall when interest rates rise. As a result, the value of your investment in this fund will rise and fall as interest rates fluctuate. Credit Risk. It is possible that some of the issuers will not make payments or will default on the debt securities that the fund holds. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a bond, leading to greater volatility in the price of the bond and in shares of the fund.
A change in the quality rating of a bond can also affect a bond's liquidity and make it more difficult to sell.


*   THE ASSET ALLOCATION FUND.

Investment Objective and Principal Strategies.  The Asset Allocation
---------------------------------------------
Fund's investment objective is to provide investors with a long-term investment return composed of capital growth and income payments. Preservation of capital is the fund's secondary objective and the chief limit on investment risk. The fund seeks to achieve these objectives by investing in a diversified combination of U.S. common stocks, bonds, and money market instruments. Under normal market conditions, the Adviser expects, but is not required, to maintain a mix falling within the following ranges: 40% to 80% in stocks, 20% to 50% in bonds, and 0% to 40% in money market securities. The mixture of stocks, bonds, and money market securities varies over time in an attempt to produce the highest total return consistent with prudence and preservation of capital. The stock portion of the fund primarily uses a growth investment style.
This means the stock portion of the fund primarily invests in stocks that have growth potential.

Who May Want to Invest.  The Asset Allocation Fund may be appropriate
----------------------
for long-term investors who are seeking a balanced investment program, protection against inflation, and who are able to tolerate a substantial loss in the value of their investment.


Main Risks. Loss of money is a risk of investing in the Asset Allocation
----------
Fund. The following risk factors may significantly affect fund performance. The Asset Allocation Fund invests in a combination of U.S. common stocks, bonds, and money market instruments. As a result, the risks described above for the Money Market Fund and the Bond Index Fund apply to the Asset Allocation Fund. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Allocation Risk. The fund is subject to an allocation risk, which is the risk that the Adviser could fail to correctly predict the optimal mixture of investments. Style Risk. Because growth investing is a style that involves buying stocks of faster growing companies in more rapidly growing sectors of the economy, there are related risk. Growth stocks may:

        * be more volatile than other stocks because of their sensitivity to investor perceptions of the company's growth potential;
        * respond differently to market and other developments than the general market or value stocks in particular; and
        * underperform the general market in a value market environment.

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

*   THE MANAGED EQUITY FUND.

Investment Objective and Principal Strategies.  The Managed Equity
---------------------------------------------
Fund's investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of U.S. common stocks. The fund's secondary objective is to provide investors with a current income. The fund seeks to achieve these objectives by investing primarily in common stocks of U.S. companies using a value approach to investing. This means the fund primarily focuses on stocks' value rather than potential for short-term appreciation. The fund primarily invests in stocks issued by companies that are of high quality and deemed undervalued in relation to the rest of the market.

Who May Want to Invest.  The Managed Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.


Main Risks. Loss of money is a risk of investing in the managed Equity
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Style Risk. Because value investing is a style that involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or prospects for growth, there are related risks. Undervalued stocks may:

        *  not realize their perceived value for long periods of time;
        * respond differently to market and other developments than the general market or growth stocks in particular; and
        * underperform the general market in a growth market environment.

*   THE S&P 500 INDEX FUND.

Investment Objective and Principal Strategies.  The S&P 500 Index Fund's
---------------------------------------------
investment objective is to provide investors with a long-term capital appreciation that is consistent with the investment returns of the S&P 500 Index. The fund seeks to achieve this objective by primarily investing in U.S. common stocks contained in the Standard & Poors' 500 Stock Index. The fund attempts to invest so that its investment results reflect the return of the S&P 500 Index.

Who May Want to Invest. The S&P 500 Index Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.


Main Risks. Loss of money is a risk of investing in the S&P Index Fund.
----------
The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation.

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

*   THE MID-CAP EQUITY FUND.

Investment Objective and Principal Strategies.  The Mid-Cap Equity
---------------------------------------------
Fund's investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of mid-sized companies. The fund seeks to achieve this objective by investing primarily in common stocks of U.S. publicly traded companies with medium market capitalizations. Medium market capitalization companies are those companies whose market capitalization falls within the range of the S&P MidCap 400 at the time of the fund's investment. The fund primarily uses an investment style characterized as "growth-at-a-reasonable-price." This means the fund primarily invests in medium market capitalization companies that have growth potential, but that are reasonably valued in relation to the rest of the market.

Who May Want to Invest. The Mid-Cap Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment as well as the additional risks of investing in smaller companies.


Main Risks. Loss of money is a risk of investing in the Mid-Cap Equity
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Smaller Companies. Securities of mid-sized companies may have more risks than those of larger companies and may be more susceptible to market downturns. Securities of mid-sized companies may be less liquid than those of larger companies, which may cause more abrupt or erratic price fluctuations. Style Risk. Because growth investing is a style that involves buying stocks of faster growing companies in more rapidly growing sectors of the economy, there are related risk. Growth stocks may:

        * be more volatile than other stocks because of their sensitivity to investor perceptions of the company's growth potential;
        * respond differently to market and other developments than the general market or value stocks in particular; and
        * underperform the general market in a value market environment.

*   THE SMALL-CAP EQUITY FUND.


Investment Objective and Principal Strategies.  The Small-Cap Equity
---------------------------------------------
Fund's investment objective is to provide investors long-term growth of capital that is consistent with the investment return of smaller capitalized companies. Every five years, the fund determines the smallest 20% (in terms of capitalization) of the companies listed on the New York Stock Exchange. Over the next five years, the fund primarily rebalances itself to hold those stocks. The fund uses a five year rebalancing period to lower the transaction costs normally associated with trading in thinly traded, smaller-capitalized stocks. The fund's most recent determination date for rebalancing was April 2000.


Who May Want to Invest. The Small-Cap Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment as well as the additional risks of investing in smaller companies.

Main Risks. Loss of money is a risk of investing in the Small-Cap Equity
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Smaller Companies. Securities of smaller companies may have more risks than those of larger companies and may be more susceptible to market downturns. Securities of smaller companies may be less liquid than those of larger companies, which may cause more abrupt or erratic price fluctuations.


*   THE INTERNATIONAL INDEX FUND.

Investment Objective and Principal Strategies.  The International Index
---------------------------------------------
Fund's investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of foreign stocks. The fund seeks to achieve this objective by primarily purchasing foreign publicly traded common stocks contained in the Morgan Stanley Capital International Europe, Australia, and Far East Index (commonly known as the EAFE Index). The fund does not replicate the Index, but uses a "sampling" method to generally reflect the performance of the Index. Sampling is an investment technique whereby the fund holds approximately the same mix and weightings of investment sectors, as measured by country and industry, as the Index, while not holding all of the stocks in each Index sector.


Who May Want to Invest.  The International Index Fund may be appropriate
----------------------
for investors who are seeking high long-term growth, are looking for exposure in the international markets and are able to tolerate the additional risks associated with these markets, and are able to tolerate a substantial loss in the value of their investment.


Main Risks. Loss of money is a risk of investing in the International
----------
Index Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Foreign Investing. Investments in foreign securities involves risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly, and slow in foreign counties, and there may be special problems enforcing claims against foreign governments. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates affect the fund's net asset value. The costs of foreign brokerage commissions, custodial services, and transaction and settlement costs may be higher than in the U.S. Foreign securities may be subject to taxes in their country of issue, or other restrictions on the removal of funds may be imposed by a foreign country. Hedging Risk. The Fund may use various techniques to increase or decrease its exposure to changing security prices,

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

interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions, which may increase the volatility of the fund.


                      FUND PERFORMANCE CHARTS

    The information on the following pages shows the risks of investing in the funds by showing how the funds' investment returns have varied over time. In each case the fund's performance is compared to a widely recognized unmanaged index. The investment return information does not reflect expenses that apply to the Contracts. Inclusion of these charges would reduce the return figures for all periods shown. Past investment performance is no guarantee of future results.

*   THE MONEY MARKET FUND.


FOR UP-TO-DATE YIELD INFORMATION, CALL (877) 882-5714.


=========================================================================
GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND


                            [GRAPH]



====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                   1 Year    5 Years   10 Years
Highest    2.07%       June 30, 1990          Money Market Fund                         5.20%     5.60%     5.35%
Lowest     0.74%       June 30, 1993          Lehman 90-day Treasury Bill Index         4.91%     5.45%     5.20%

====================================================================================================================

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*   THE BOND INDEX FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND


                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                   1 Year    5 Years   10 Years
Highest    6.40%       June 30, 1995          Bond Index Fund                           -2.88%    7.18%     7.10%
Lowest    -3.35%       March 31, 1994         Lehman Government/Corporate Index         -2.15%    7.60%     7.66%

====================================================================================================================



*   THE ASSET ALLOCATION FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND


                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                   1 Year    5 Years   10 Years
Highest   20.89%       December 31, 1998      Asset Allocation Fund                     23.37%    20.81%    13.49%
Lowest   -11.04%       September 30, 1998     Lipper Flexible Portfolio Fund Ave.       12.07%    17.11%    12.85%

====================================================================================================================

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*   THE MANAGED EQUITY FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND


                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                   1 Year    5 Years   10 Years
Highest   24.00%       December 31, 1998      Managed Equity Fund                        3.04%    18.53%    12.36%
Lowest   -15.80%       September 30, 1998     Barra Value Index                         12.72%    22.87%      N/A
                                              S&P 500 Index                             21.05%    28.56%    18.21%

====================================================================================================================



*   THE S & P 500 INDEX FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND



                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                   1 Year    5 Years   10 Years
Highest   21.24%       December 31, 1998      S & P 500 Index Fund                      20.57%    28.11%    17.83%
Lowest   -13.89%       September 30, 1990     S & P 500 Index                           21.05%    28.56%    18.21%

====================================================================================================================

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*   THE MID-CAP EQUITY FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND



                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1994 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                            1 Year    5 Years   Life of Fund
                                                                                                     (since 2/16/93)
Highest   22.28%       December 31, 1998      Mid-Cap Equity Fund                14.09%    16.93%        14.13%
Lowest   -23.02%       September 30, 1998     S&P 400 Index                      14.72%    23.05%        16.25%
                                              Russell 2000 Index                 21.26%    16.69%        12.75%

====================================================================================================================



*   THE SMALL-CAP EQUITY FUND.  The Fund commenced operations on May
1, 1997, subsequent to a transfer of assets from General American S.A. 20, which has identical investment objectives and policies, in exchange for shares of the Fund. The Company calculates performance for the Fund for periods prior to the transfer by including the S.A. 20 total return. S.A. 20 was not subject to certain investment restrictions that are imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If S.A. 20 had been subject to these restrictions its performance might have been adversely affected.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND



                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                   1 Year    5 Years   10 Years
Highest   35.31%       March 31, 1991         Small-Cap Equity Fund                     -3.93%    12.24%    11.56%
Lowest   -21.79%       September 30, 1998     Russell 2000 Index                        21.26%    16.69%    13.40%

====================================================================================================================

*   THE INTERNATIONAL INDEX FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND



                            [GRAPH]


====================================================================================================================
HIGHEST AND LOWEST RETURN                     AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1994 - 1999)                       (through December 31, 1999)
--------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                            1 Year    5 Years  Life of Fund
                                                                                                    (since 2/16/93)
Highest   21.82%       December 31, 1998      International Index Fund           29.08%    12.97%       14.69%
Lowest   -15.12%       September 30, 1998     MSCI EAFE Index                    27.30%    13.15%       13.00%

====================================================================================================================


                         FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

    You will not have to pay any shareholder transaction expense when you buy or sell shares of the Capital Company funds. This means that the Capital Company will not charge you a sales charge (load) when you purchase shares or reinvest dividends, or a deferred sales charge (deferred load) when you sell shares. In addition, Capital Company will not charge you an exchange fee when you allocate money between funds or a redemption fee when you sell your shares.

ANNUAL FUND OPERATION EXPENSES

    The Capital Company funds charge investment advisory fees and administration fees to cover the cost of portfolio management and administration. The Capital Company does not charge a 12b-1 distribution fee or an account maintenance fee. The Capital Company deducts its fees from fund assets on a daily basis. The funds' annual fees are shown as a percent of net assets below:

                                                                                 Total Fund
                                                Investment      Administration   Operating
                                               Advisory Fees         Fees         Expenses
      Money Market Fund                            .125%             .08 %         .205%
      Bond Index Fund                              .25               .05           .30
      Asset Allocation Fund                        .50               .10           .60
      Managed Equity Fund                          .29               .10           .39
      S&P 500 Index Fund                           .25               .05           .30
      Mid-Cap Equity Fund                          .54               .10           .64
      Small-Cap Equity Fund                        .25               .05           .30
      International Index Fund                     .49               .30           .79


CONTRACT FEES

    The Capital Company sells its shares to separate accounts of insurance companies to support the Contracts. Please refer to the Contract's disclosure documents for information about fees applicable to the separate accounts and the Contracts.

EXAMPLE

    This example is intended to help you compare the costs of investing in the Capital Company funds with the costs of investing in other funds available under the Contract. The example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although you actual costs may be higher or lower, based on these assumptions your costs would be:



                                     1 Year        3 Years        5 Years       10 Years
                                     ------        -------        -------       --------
      Money Market Fund               $21           $ 66           $116           $262
      Bond Index Fund                  31             97            169            381
      Asset Allocation Fund            62            193            336            752
      Managed Equity Fund              40            126            219            494
      S&P 500 Index Fund               31             97            169            381
      Mid-Cap Equity Fund              66            205            358            800
      Small-Cap Equity Fund            31             97            169            381
      International Index Fund         81            253            440            981


    Because the Capital Company does not charge redemption fees, you would pay the same amounts if you did not redeem at the end of the time periods specified.

                    MANAGEMENT & ORGANIZATION

THE CAPITAL COMPANY


    The Capital Company is an open-end, management investment company with eight different diversified funds. As of December 31, 1999, the Capital Company held approximately $1.5 billion in assets. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options for the Contracts.
The Board of Directors of the Capital Company is responsible for the management of the Capital Company's business and affairs, which includes creating and supervising the execution of the funds' investment policies.

THE ADVISER

    Conning Asset Management Company (the Adviser) is the investment adviser for each of the Capital Company's funds. The Adviser was formed in 1982. Its address is 700 Market Street, St. Louis, Missouri 63101.
The Adviser is an indirect subsidiary of MetLife, Inc., a publicly traded company. As of December 31, 1999, the Adviser provided investment management to 96 unaffiliated institutional accounts and to 52 affiliated institutional accounts. As of December 31, 1999, the Adviser had approximately $33 billion of assets under its discretionary management.


    Subject to policies set by the Board of Directors of the Capital Company, the Adviser selects investments and provides investment advice and some administrative services for each of the Capital Company's funds. In addition, the Adviser reviews the practices of broker-dealers buying and selling investments for the Capital Company.

Portfolio Managers.


     Douglas R. Koester, CFA, Senior Vice President of the Adviser, manages the S&P 500 Index Fund and the Small-Cap Equity Fund. He has managed the S&P 500 Index Fund since its inception on October 1, 1987, and has managed the Small-Cap Equity Fund since its inception on May 1, 1997. Mr. Koester has a bachelor's and master's degree from Washington University (St. Louis, Missouri).

     Gary A. Barohn, CFA, Senior Vice President of the Adviser, manages the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund, and the Mid-Cap Equity Fund. He has managed these funds since December 1999. Prior to joining the Adviser in 1999, Mr. Barohn was Senior Vice President at Evergreen Capital Management, Inc., from 1994 to 1999, where he oversaw equity research and served as portfolio manager for value funds. Mr. Barohn has a bachelor's degree from Purdue University and a master's degree from University of Missouri - St. Louis.




    Wm. Michael Cody, CFA, Vice President of the Adviser, manages the Bond Index Fund. He has managed the Bond Index Fund since January 1996. Prior to joining the Adviser in 1995,

Mr. Cody worked for seven years for Walnut Street Securities, Inc. He has a bachelor's degree from Marquette University and an MBA degree from Drake University.




    Kathleen A. Spaeth, CCM, Assistant Vice President of the Adviser, manages the Money Market Fund. Ms. Spaeth has managed the Money Market Fund since its inception on October 1, 1987. Ms. Spaeth has been with the Adviser since its inception in 1982.

Adviser Compensation.

    The Adviser charges a fee for its investment management and advisory services that accrues daily against each fund. The following chart shows the investment management fees (as a percentage of average daily assets) each fund paid during the last fiscal year:

      Money Market Fund                             .125 %
      Bond Index Fund                               .25
      Asset Allocation Fund                         .50
      Managed Equity Fund                           .29
      S&P 500 Index Fund                            .25

      Mid-Cap Equity Fund                           .54

      Small-Cap Equity Fund                         .25

      International Index Fund                      .49


THE ADMINISTRATOR

    General American Life Insurance Company (the Administrator) is the principal administrator for the Capital Company. The Administrator's address is 700 Market Street, St. Louis, Missouri 63101. Subject to policies set by the Board of Directors, the Administrator performs certain administrative services and pays certain administrative expenses for the Capital Company. These services and expenses include, but are not limited to, the following: investment accounting services, transfer agent services, legal services, tax services, conducting shareholders and Board of Directors meetings, outside Director fees, printing and distributing communications to current shareholders of the Capital Company, fidelity bond insurance, and custodial fees. The Administrator charges the Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund. These rates are set forth under "Administration Fees" in the section "Annual Fund Operating Expenses."

              ADDITIONAL INFORMATION ABOUT THE FUNDS

PURCHASE & REDEMPTION OF SHARES

    Capital Company offers shares of the funds on a continuous basis to insurance company separate accounts which, in turn, fund the Contracts. Shares may be purchased or redeemed at a fund's net asset value as next determined following acceptance of an order. Purchases and redemptions of shares are made subsequent to corresponding purchases and redemptions of units of the separate accounts that support the Contracts. All share transactions are executed without any sales or redemption charges. Subject to applicable laws and agreement between parties, the Capital Company reserves the right to sell and redeem shares in kind.

DETERMINATION OF SHARE PRICE

    Each fund calculates its share price, also called net asset value
(NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except the day after Thanksgiving, when Capital Company is closed. If, however, the day after Thanksgiving is the last business day of the month, NAV is determined on that day. A fund's NAV is generally based on the market value of the securities held in the fund. If market values are not available, the fair market value of securities is determined using procedures that the Board of Directors has approved.

    Debt instruments with maturities of 60 days or more are valued at their market price, Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity, Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Capital Company's Board of Directors.

    Foreign securities are valued based on quotations from the primary market in which they are traded or the market from which they were purchased. Foreign securities are converted from the local currency into U.S. dollars using the current exchange rates. Foreign securities may trade when the fund does not price its shares. As a result, the value of the International Index Fund may change on days when shareholders will not be able to buy or sell shares.

TAXES AND DIVIDENDS

    Each fund intends to operate as a regulated investment company under the Internal Revenue Code. Further, each fund intends to meet certain distribution requirements applicable to mutual funds underlying the Contracts. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax. Under current tax law, distributions that are left to accumulate in a Contract are not subject to federal income tax until they are withdrawn. See the prospectus of the applicable Contract for information regarding the federal income tax treatment of the Contract and distributions to the separate accounts.

PORTFOLIO TURNOVER

    Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover varies over time and among the funds due to the funds' different investment objectives and policies. Portfolio turnover data is included in the Financial Highlights section.

CASH POSITIONS

    The funds may hold a substantial portion of their portfolios in cash and cash equivalents. The extent of each fund's cash position depends on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of a fund's objectives over the short-term, or may protect a fund during a market downturn.

PENDING LEGAL PROCEEDINGS

    As of the date of this prospectus, there are no material legal proceedings to which the Capital Company or the Adviser is a party.


                  FINANCIAL HIGHLIGHTS INFORMATION

    The financial highlights tables are intended to help you understand the funds' financial performance for the past five years or, if shorter, the period of the funds' operations. Certain information in the tables reflects financial results on a per share basis. The total returns data in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report. The annual report is available upon request.


                                GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  19.25          $  18.23          $  17.24       $  16.34        $ 15.42
                                                 --------          --------          --------       --------        -------
Income from operations:
Net investment income                                1.00              1.02              0.99           0.90           0.92
                                                 --------          --------          --------       --------        -------
Net asset value, end of period                   $  20.25          $  19.25          $  18.23       $  17.24        $ 16.34
                                                 ========          ========          ========       ========        =======

Total return <F2>                                   5.20%             5.62%             5.71%          5.51%          5.96%

Net assets, end of period (in thousands)         $256,140          $235,046          $174,571       $101,426        $70,574
Ratio of expenses to average net assets <F3>        0.21%             0.21%             0.21%          0.21%          0.21%
Ratio of net investment income to average
   net assets <F3>                                  5.08%             5.45%             5.60%          5.37%          5.78%
Portfolio turnover rate<F4>                            --                --                --             --             --

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.
       <F4> A portfolio turnover rate is not calculated for securities on which the maturity or expiration dates at the time of acquisition were one year or less.

                                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year <F1>            $25.19           $ 23.19           $ 21.21        $ 20.59        $ 17.30
                                                  -------           -------           -------        -------        -------
Income from operations:
Net investment income                                1.42              1.40              1.39           1.29           1.25
Net realized and unrealized gain (loss)
  on investments                                    (2.15)              .60               .59          (0.67)          2.04
                                                  -------           -------           -------        -------        -------
Net increase (decrease) in asset value
  per share                                          (.73)             2.00              1.98           0.62           3.29
                                                  -------           -------           -------        -------        -------
Net asset value, end of year                      $ 24.46           $ 25.19           $ 23.19        $ 21.21        $ 20.59
                                                  =======           =======           =======        =======        =======

Total return <F2>                                  (2.88%)            8.61%             9.34%          3.02%         19.02%

Net assets, end of period (in thousands)          $71,041           $69,177           $48,330        $38,015        $39,316
Ratio of expenses to average net assets <F3>        0.30%             0.30%             0.30%          0.30%          0.30%
Ratio of net investment income to average
  net assets <F3>                                   5.75%             5.80%             6.25%          6.26%          6.43%
Portfolio turnover rate                            28.86%            54.00%            47.40%         44.28%         35.35%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts.  Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.



                          GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  37.55          $  31.86          $  26.83        $ 23.20        $ 18.00
                                                 --------          --------          --------        -------        -------
Income from operations:
Net investment income                                0.63              0.81              0.96           0.93           0.82
Net realized and unrealized gain (loss)
  on investments                                     8.14              4.88              4.07           2.70           4.38
                                                 --------          --------          --------        -------        -------
Net increase (decrease) in asset value
  per share                                          8.17              5.69              5.03           3.63           5.20
                                                 --------          --------          --------        -------        -------
Net asset value, end of period                   $  46.32          $  37.55          $  31.86        $ 26.83        $ 23.20
                                                 ========          ========          ========        =======        =======

Total return <F2>                                  23.37%            17.86%            18.73%         15.66%         28.88%

Net assets, end of period (in thousands)         $152,061          $124,510          $111,269        $86,191        $73,387
Ratio of expenses to average net assets <F3>        0.60%             0.60%             0.60%          0.60%          0.60%
Ratio of net investment income to average
  net assets <F3>                                   1.56%             2.42%             3.24%          3.77%          3.92%
Portfolio turnover rate                            12.21%            34.03%            36.34%         32.78%         33.74%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.


                               GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>           $ 35.63           $ 31.20           $ 25.31        $ 20.93        $ 15.69
                                                  -------           -------           -------        -------        -------
Income from operations:
Net investment income                                0.42              0.48              0.63           0.68           0.58
Net realized and unrealized gain
  on investments                                     0.66              3.95              5.26           3.70           4.66
                                                  -------           -------           -------        -------        -------
Net increase in asset value
  per share                                          1.08              4.43              5.89           4.38           5.24
                                                  -------           -------           -------        -------        -------
Net asset value, end of period                    $ 36.71           $ 35.63           $ 31.20        $ 25.31        $ 20.93
                                                  =======           =======           =======        =======        =======

Total return <F2>                                   3.04%            14.19%            23.29%         20.92%         33.37%

Net assets, end of period (in thousands)          $64,712           $61,804           $59,138        $48,587        $40,902
Ratio of expenses to average net assets <F3><F4>    0.39%             0.39%             0.41%          0.47%          0.48%
Ratio of net investment income to average
  net assets <F3>                                   1.14%             1.46%             2.19%          2.97%          3.14%
Portfolio turnover rate                            16.00%            67.23%            49.43%         36.44%         44.82%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts
            investing in the Fund or to the insurance or variable
            annuity contracts.  Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.
       <F4> On March 1, 1997, Conning Asset Management Company took over the asset management of the Managed Equity Fund.  The
            management fee was reduced from .50 percent to .40 percent on the first $10 million of assets, from .35 percent to .30 percent on the balance over $10 million and less than $30 million, and from .30 percent to .25 percent on the balance in excess of $30 million.



                                GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  50.49          $  39.40          $  29.67       $  24.14       $  17.64
                                                 --------          --------          --------       --------       --------
Income from operations:
Net investment income                                0.54              0.53              0.52           0.53           0.46
Net realized and unrealized gain
  on investment                                      9.84             10.56              9.21           5.00           6.04
                                                 --------          --------          --------       --------       --------
Net increase in asset value per share               10.38             11.09              9.73           5.53           6.50
                                                 --------          --------          --------       --------       --------
Net asset value, end of period                   $  60.87          $  50.49          $  39.40       $  29.67       $  24.14
                                                 ========          ========          ========       ========       ========

Total return <F2>                                  20.57%            28.15%            32.80%         22.89%         36.85%

Net assets, end of period (in thousands)         $898,689          $700,489          $501,577       $340,201       $247,313
Ratio of expenses to average net assets <F3>        0.30%             0.30%             0.30%          0.30%          0.30%
Ratio of net investment income to average
  net assets <F3>                                   0.99%             1.21%             1.48%          1.97%          2.19%
Portfolio turnover rate                            13.46%            13.14%            12.61%          8.93%          4.75%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.

                              GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND <F*>
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997<F*>       1996           1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>           $ 21.75           $ 22.07           $ 16.42        $ 13.74        $ 11.35
                                                  -------           -------           -------        -------        -------
Income from operations:
Net investment income                                0.02              0.03              0.16           0.15           0.05
Net realized and unrealized gain
  (loss) on investments                              3.04             (0.35)             5.49           2.53           2.34
                                                  -------           -------           -------        -------        -------
Net increase (decrease) in asset value
  per share                                          3.06             (0.32)             5.65           2.68           2.39
                                                  -------           -------           -------        -------        -------
Net asset value, end of period                    $ 24.81           $ 21.75           $ 22.07        $ 16.42        $ 13.74
                                                  =======           =======           =======        =======        =======

Total return <F2>                                  14.09%            -1.48%            34.46%         19.46%         21.09%

Net assets, end of period (in thousands)          $ 9,898           $ 8,533           $ 6,852        $ 4,120        $ 4,260
Ratio of expenses to average net assets <F3>        0.64%             0.65%             0.65%          0.65%          0.65%
Ratio of net investment income to average
  net assets <F3>                                   0.08%             0.13%             0.81%          1.02%          0.75%
Portfolio turnover rate                            23.92%            33.53%            62.22%         56.31%         28.48%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.

<F*> Name and investment objective changed from the Special Equity Fund effective January 1, 1997. In addition, Conning Asset Management Company took over the asset management of the Mid-Cap Equity Fund. The investment objective is long term capital appreciation, which it pursues through investment primarily in common stocks of US-based publicly traded companies with medium market capitalizations.

        GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND <F*>
-------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------
                                                                                   EIGHT MONTHS
                                                 YEAR ENDED        YEAR ENDED          ENDED
                                                 DECEMBER 31      DECEMBER 31     DECEMBER 31<F*>
=================================================================================================
                                                    1999              1998              1997
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>           $ 43.55           $ 48.27           $ 36.84
                                                  -------           -------           -------
Income from operations:
Net investment income                                0.38              0.35              0.29
Net realized and unrealized gain (loss)
  on investments                                    (2.09)            (5.07)            11.14
                                                  -------           -------           -------
Net increase (decrease) in asset value
  per share                                         (1.71)            (4.72)            11.43
                                                  -------           -------           -------
Net asset value, end of period                    $ 41.84           $ 43.55           $ 48.27
                                                  =======           =======           =======

Total return <F2>                                  (3.93%)           (9.78%)           31.03%

Net assets, end of period (in thousands)          $73,484           $72,994           $77,646
Ratio of expenses to average net assets <F3>        0.30%             0.30%             0.30%
Ratio of net investment income to average
  net assets <F3>                                   0.89%             0.76%             0.97%
Portfolio turnover rate                            23.11%            18.77%            24.47%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> Total return is not annualized for the eight months ended
            December 31, 1997. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.

<F*> Small-Cap Equity Fund began operations May 1, 1997.


                          GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND <F*>
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
===========================================================================================================================
                                                     1999              1998              1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>           $ 19.87           $ 16.60           $ 16.23        $ 15.11       $  13.94
                                                  -------           -------           -------        -------       --------
Income from operations:
Net investment income                                0.26              0.24              0.26           0.24           0.25
Net realized and unrealized gain
  on investments<F4>                                 5.52              3.03              0.11           0.88           0.92
                                                  -------           -------           -------        -------       --------
Net increase in asset value per share                5.78              3.27              0.37           1.12           1.17
                                                  -------           -------           -------        -------       --------
Net asset value, end of period                    $ 25.65           $ 19.87           $ 16.60        $ 16.23       $  15.11
                                                  =======           =======           =======        =======       ========

Total return <F2>                                  29.08%            19.76%             2.27%          7.40%          8.35%

Net assets, end of period (in thousands)          $14,111           $10,695           $ 8,427        $ 7,015       $  5,460
Ratio of expenses to average net
  assets <F3><F*>                                   0.79%             0.80%             0.80%          1.00%          1.00%
Ratio of net investment income to average
  Net assets <F3>                                   1.17%             1.29%             1.53%          1.57%          1.79%
Portfolio turnover rate                            24.75%             4.90%            57.70%         19.53%        113.91%

Notes: <F1> Components are computed and accumulated on a daily basis.
       <F2> Total return is not annualized for the eleven months ended
            December 31, 1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
       <F3> Computed on an annualized basis.
       <F4> Includes net realized and unrealized gain (loss) on foreign currency conversions.
<F*>  Name and investment objective changed from the International
      Equity Fund on January 1, 1997. In addition, Conning Asset
      Management Company took over the asset management of the International Index Fund. The investment adviser fee changed from .70 percent to .50 percent on the first $10 million of the average daily value of the net assets, from .60 percent to .40 percent on the balance over $10 million and less than $20 million, and from .50 percent to .30 percent on the balance in excess of $20 million. The objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks in the EAFE Index.

                  GENERAL AMERICAN CAPITAL COMPANY
                         700 MARKET STREET
                    SAINT LOUIS, MISSOURI 63101
                           (877) 882-5714


STATEMENT OF ADDITIONAL INFORMATION

    Additional information about the Capital Company and its funds is contained in the Capital Company's statement of additional information. The statement of additional information is incorporated into this prospectus by reference. You can receive a copy of the Capital Company's statement of additional information without charge by calling the toll free telephone number listed above.


ANNUAL AND SEMI-ANNUAL REPORTS

    Additional information about the fund's investments is contained in the Capital Company's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Capital Company's funds during the last fiscal year. You can receive a copy of the Capital Company's annual and semi-annual reports without charge by calling the toll free telephone number listed above.


PUBLIC ACCESS

    You may review and copy additional information about the Capital Company and its funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC toll free at
(800) SEC-0330. You may also obtain reports and other information about the Capital Company and its funds on the SEC's Internet site (www.sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a duplication fee for written requests.


QUESTIONS

    If you have any questions about the Capital Company or its funds, please call the toll free telephone number listed above.




                        Investment Company Act of 1940 File No. 811-04900

                  GENERAL AMERICAN CAPITAL COMPANY

                        PROSPECTUS VERSION B

                 GENERAL AMERICAN CAPITAL COMPANY
                        700 MARKET STREET
                   SAINT LOUIS, MISSOURI 63101
                          (877) 882-5714

                          - PROSPECTUS -


     General American Capital Company (the Capital Company) offers five different diversified funds through this prospectus. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options under variable life insurance policies, variable annuity contracts, and certain other plans, such as qualified pension and retirement plans (collectively referred to as the Contracts).

     The five Capital Company funds are:

          *    The Money Market Fund.
          *    The Bond Index Fund.
          *    The Asset Allocation Fund.
          *    The Managed Equity Fund.
          *    The S&P 500 Index Fund.<F*>

     This prospectus provides information about the Capital Company and its funds that you ought to know before investing. You should read this prospectus in conjunction with the prospectus for the applicable
Contact.  Please retain both prospectuses for future reference.



              The date of this prospectus is May 1, 2000.

       The date of the related statement of additional information is May 1, 2000.








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[FN]
____

<F*>  "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by the Capital Company. Capital Company's S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                 GENERAL AMERICAN CAPITAL COMPANY
                         FUND PROSPECTUS

                        TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----

      Front Cover Page

      Table of Contents                                             i

      The Funds' Investment Objectives, Principal
            Strategies & Risks                                      1

      Fund Performance Charts                                       4

      Fee Tables                                                    7
            Shareholder Transaction Expenses                        7
            Annual Fund Operation Expenses                          7
            Contract Fees                                           7
            Example                                                 7

      Management & Organization                                     8
            The Capital Company                                     8
            The Adviser                                             8
            The Administrator                                       9

      Additional Information About the Funds                       10
            Purchase & Redemptions of Shares                       10
            Determination of Share Price                           10
            Taxes and Dividends                                    11
            Portfolio Turnover                                     11
            Cash Positions                                         11


            Pending Legal Proceedings                              12

      Financial Highlights                                         12

      Back Cover Page

                 THE FUNDS' INVESTMENT OBJECTIVES,
                   PRINCIPAL STRATEGIES & RISKS

   Below are the investment objectives, principal strategies, and risks of the five Capital Company's funds offered through this prospectus. Also described below are the types of individuals who may want to invest in the funds. You can find more information on the funds in the statement of additional information. There can be no assurances that the funds will achieve their investment objectives. There are factors not listed below that could adversely affect your investment. The share price of the funds change daily due to market conditions and you may lose money if you invest in the funds.

*  THE MONEY MARKET FUND.

Investment Objective and Principal Strategies.  The Money Market Fund's
---------------------------------------------
investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.

Who May Want to Invest.  The Money Market Fund may be appropriate for
----------------------
investors who are investing for a short period of time or who are uncomfortable with investments that may have large fluctuations in value.

Main Risks.  The Money Market Fund does not maintain a stable net asset
----------
value and loss of money is a risk of investing in the fund. The following risk factors may significantly affect fund performance. Interest Rate Risk. The Money Market's rate of income and net asset value varies from day to day depending on short-term interest rates. Changes in interest rates could cause the value of your investment to decline. Credit Risk. A default on a security that the fund holds could cause the value of your investment to decline. Not Guaranteed. Investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*  THE BOND INDEX FUND.

Investment Objective and Principal Strategies.  The Bond Index Fund's
---------------------------------------------
investment objective is to provide investors with current income that reflects the performance of the publicly traded bond market as a whole. The fund seeks to achieve this objective by primarily purchasing corporate and government bonds contained in the Lehman Brothers Government/Corporate Bond Index. The fund does not replicate the Index, but uses a "sampling" method to generally reflect the performance of the Index. Sampling is an investment technique whereby the fund holds approximately the same mix and weightings of investment sectors, as measured by quality and duration, as the Index, while not holding all of the bonds in each Index sector.

Who May Want to Invest.  The Bond Index Fund may be appropriate for
----------------------
investors who are seeking a higher level of current income than is available from money market funds and who are able to tolerate fluctuations in the value of their investment.

Main Risks. Loss of money is a risk of investing in the Bond Index Fund.
----------
The following risk factors may significantly affect fund performance. Interest Rate Risk. Interest rate changes can have a powerful effect on the value of fixed bond portfolios. In general, bond prices rise when interest rates fall, and fall when interest rates rise. As a result, the value of your investment in this fund will rise and fall as interest rates fluctuate. Credit Risk. It is possible that some of the issuers will not make payments or will default on the debt securities that the fund holds. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a bond, leading to greater volatility in the price of the bond and in shares of the fund.
A change in the quality rating of a bond can also affect a bond's liquidity and make it more difficult to sell.

*  THE ASSET ALLOCATION FUND.

Investment Objective and Principal Strategies.  The Asset Allocation
---------------------------------------------
Fund's investment objective is to provide investors with a long-term investment return composed of capital growth and income payments. Preservation of capital is the fund's secondary objective and the chief limit on investment risk. The fund seeks to achieve these objectives by investing in a diversified combination of U.S. common stocks, bonds, and money market instruments. Under normal market conditions, the Adviser expects, but is not required, to maintain a mix falling within the following ranges: 40% to 80% in stocks, 20% to 50% in bonds, and 0% to 40% in money market securities. The mixture of stocks, bonds, and money market securities varies over time in an attempt to produce the highest total return consistent with prudence and preservation of capital. The stock portion of the fund primarily uses a growth investment style.
This means the stock portion of the fund primarily invests in stocks that have growth potential.

Who May Want to Invest.  The Asset Allocation Fund may be appropriate
----------------------
for long-term investors who are seeking a balanced investment program, protection against inflation, and who are able to tolerate a substantial loss in the value of their investment.

Main Risks.  Loss of money is a risk of investing in the Asset
----------
Allocation Fund. The following risk factors may significantly affect fund performance. The Asset Allocation Fund invests in a combination of U.S. common stocks, bonds, and money market instruments. As a result, the risks described above for the Money Market Fund and the Bond Index Fund apply to the Asset Allocation Fund. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Allocation Risk. The fund is subject to an allocation risk, which is the risk that the Adviser could fail to correctly predict the optimal mixture of investments. Style Risk. Because growth investing is a style that involves buying stocks of faster growing companies in more rapidly growing sectors of the economy, there are related risk. Growth stocks may:
   * be more volatile than other stocks because of their sensitivity to investor perceptions of the company's growth potential;
   * respond differently to market and other developments than the general market or value stocks in particular; and
   * underperform the general market in a value market environment.

*  THE MANAGED EQUITY FUND.

Investment Objective and Principal Strategies.  The Managed Equity
---------------------------------------------
Fund's investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of U.S. common stocks. The fund's secondary objective is to provide investors with a current income. The fund seeks to achieve these objectives by investing primarily in common stocks of U.S. companies using a value approach to investing. This means the fund primarily focuses on stocks' value rather than potential for short-term appreciation. The fund primarily invests in stocks issued by companies that are of high quality and deemed undervalued in relation to the rest of the market.

Who May Want to Invest.  The Managed Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.

Main Risks.  Loss of money is a risk of investing in the Managed Equity
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Style Risk. Because value investing is a style that involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or prospects for growth, there are related risks. Undervalued stocks may:
   *    not realize their perceived value for long periods of time;
   * respond differently to market and other developments than the general market or growth stocks in particular; and
   * underperform the general market in a growth market environment.

*  THE S&P 500 INDEX FUND.

Investment Objective and Principal Strategies.  The S&P 500 Index Fund's
---------------------------------------------
investment objective is to provide investors with a long-term capital appreciation that is consistent with the investment returns of the S&P 500 Index. The fund seeks to achieve this objective by primarily investing in U.S. common stocks contained in the Standard & Poors' 500 Stock Index. The fund attempts to invest so that its investment results reflect the return of the S&P 500 Index.

Who May Want to Invest. The S&P 500 Index Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.

Main Risks.  Loss of money is a risk of investing in the S&P 500 Index
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation.

                     FUND PERFORMANCE CHARTS

   The information on the following pages shows the risks of investing in the funds by showing how the funds' investment returns have varied over time. In each case the fund's performance is compared to a widely recognized unmanaged index. The investment return information does not reflect expenses that apply to the Contracts. Inclusion of these charges would reduce the return figures for all periods shown. Past investment performance is no guarantee of future results.


*  THE MONEY MARKET FUND.

FOR UP-TO-DATE YIELD INFORMATION, CALL (877) 882-5714.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND


                             [GRAPH]


=========================================================================================================================
HIGHEST AND LOWEST RETURN                    AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990-1999)                        (through December 31, 1999)
-------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                 1 Year      5 Years     10 Years

Highest     2.07%       June 30, 1990        Money Market Fund                         5.20%       5.60%       5.35%
Lowest      0.74%       June 30, 1993        Lehman 90-day Treasury Bill Index         4.91%       5.45%       5.20%

=========================================================================================================================

*    THE BOND INDEX FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND


                             [GRAPH]


=========================================================================================================================
HIGHEST AND LOWEST RETURN                    AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990-1999)                        (through December 31, 1999)
-------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                 1 Year      5 Years     10 Years

Highest      6.40%      June 30, 1995        Bond Index Fund                           -2.88%      7.18%       7.10%
Lowest      -3.35%      March 31, 1994       Lehman Government/Corporate Index         -2.15%      7.60%       7.66%

=========================================================================================================================




*    THE ASSET ALLOCATION FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND


                             [GRAPH]


=========================================================================================================================
HIGHEST AND LOWEST RETURN                    AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990-1999)                        (through December 31, 1999)
-------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                 1 Year      5 Years     10 Years

Highest      20.89%     December 31, 1998    Asset Allocation Fund                     23.37%      20.81%      13.49%
Lowest      -11.04%     September 30, 1998   Lipper Flexible Portfolio Fund Ave.       12.07%      17.11%      12.85%

=========================================================================================================================

*    THE MANAGED EQUITY FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND


                             [GRAPH]


=========================================================================================================================
HIGHEST AND LOWEST RETURN                    AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990-1999)                        (through December 31, 1999)
-------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                 1 Year      5 Years     10 Years

Highest      24.00%     December 31, 1998    Managed Equity Fund                        3.04%      18.53%      12.36%
Lowest      -15.80%     September 30, 1998   Barra Value Index                         12.72%      22.87%        N/A
                                             S & P 500 Index                           21.05%      28.56%      18.21%

=========================================================================================================================




*    THE S&P 500 INDEX FUND.

=========================================================================
GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND


                             [GRAPH]


=========================================================================================================================
HIGHEST AND LOWEST RETURN                    AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990-1999)                        (through December 31, 1999)
-------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                 1 Year      5 Years     10 Years

Highest      21.24%     December 31, 1998    S & P 500 Index Fund                      20.57%      28.11%      17.83%
Lowest      -13.89%     September 30, 1990   S & P 500 Index                           21.05%      28.56%      18.21%

=========================================================================================================================

                         FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

     You will not have to pay any shareholder transaction expense when you buy or sell shares of the Capital Company funds. This means that the Capital Company will not charge you a sales charge (load) when you purchase shares or reinvest dividends, or a deferred sales charge (deferred load) when you sell shares. In addition, Capital Company will not charge you an exchange fee when you allocate money between funds or a redemption fee when you sell your shares.

ANNUAL FUND OPERATION EXPENSES

     The Capital Company funds charge investment advisory fees and administration fees to cover the cost of portfolio management and administration. The Capital Company does not charge a 12b-1 distribution fee or an account maintenance fee. The Capital Company deducts its fees from fund assets on a daily basis. The funds' annual fees are shown as a percent of net assets below:

                                                                              Total Fund
                                   Investment       Administration             Operating
                                 Advisory Fees           Fees                  Expenses
      Money Market Fund              .125%               .08%                    .205%
      Bond Index Fund                .25                 .05                     .30
      Asset Allocation Fund          .50                 .10                     .60
      Managed Equity Fund            .29                 .10                     .39
      S&P 500 Index Fund             .25                 .05                     .30

CONTRACT FEES

     The Capital Company sells its shares to separate accounts of insurance companies to support the Contracts. Please refer to the Contract's disclosure documents for information about fees applicable to the separate accounts and the Contracts.

EXAMPLE

     This example is intended to help you compare the costs of investing in the Capital Company funds with the costs of investing in other funds available under the Contract. The example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 Year           3 Years           5 Years          10 Years
                                   ------           -------           -------          --------

      Money Market Fund             $21              $ 66              $116              $262
      Bond Index Fund                31                97               169               381
      Asset Allocation Fund          62               193               336               752
      Managed Equity Fund            40               126               219               494
      S&P 500 Index Fund             31                97               169               381


     Because the Capital Company does not charge redemption fees, you would pay the same amounts if you did not redeem at the end of the time periods specified.


                    MANAGEMENT & ORGANIZATION

THE CAPITAL COMPANY


     The Capital Company is an open-end, management investment company with eight different diversified funds, five of which are described in this prospectus. As of December 31, 1999, the Capital Company held approximately $1.5 billion in assets. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options for the Contracts. The Board of Directors of the Capital Company is responsible for the management of the Capital Company's business and affairs, which includes creating and supervising the execution of the funds' investment policies.

THE ADVISER

     Conning Asset Management Company (the Adviser) is the investment adviser for each of the Capital Company's funds. The Adviser was formed in 1982. Its address is 700 Market Street, St. Louis, Missouri 63101.
The Adviser is an indirect subsidiary of MetLife, Inc., a publicly traded company. As of December 31, 1999, the Adviser provided investment management to 96 unaffiliated institutional accounts and to 52 affiliated institutional accounts. As of December 31, 1999, the Adviser had approximately $33 billion of assets under its discretionary management.


     Subject to policies set by the Board of Directors of the Capital Company, the Adviser selects investments and provides investment advice and some administrative services for each of the Capital Company's funds. In addition, the Adviser reviews the practices of broker-dealers buying and selling investments for the Capital Company.

Portfolio Managers.


      Douglas R. Koester, CFA, Senior Vice President of the Adviser, manages the S&P 500 Index Fund. He has managed the S&P 500 Index Fund since its inception on October 1, 1987.

Mr. Koester has a bachelor's and master's degree from Washington
University (St. Louis, Missouri).

      Gary A. Barohn, CFA, Senior Vice President of the Adviser, manages the Managed Equity Fund and the Asset Allocation Fund. He has managed these funds since December 1999. Prior to joining the Adviser in 1999, Mr. Barohn was Senior Vice President at Evergreen Capital Management, Inc., from 1994 to 1999, where he oversaw equity research and served as portfolio manager for value funds. Mr. Barohn has a bachelor's degree from Purdue University and a master's degree from University of Missouri - St. Louis.




     Wm. Michael Cody, CFA, Vice President of the Adviser, manages the Bond Index Fund. He has managed the Bond Index Fund since January 1996. Prior to joining the Adviser in 1995, Mr. Cody worked for seven years for Walnut Street Securities, Inc. He has a bachelor's degree from Marquette University and an MBA degree from Drake University.



     Kathleen A. Spaeth, CCM, Assistant Vice President of the Adviser, manages the Money Market Fund. Ms. Spaeth has managed the Money Market Fund since its inception on October 1, 1987. Ms. Spaeth has been with the Adviser since its inception in 1982.

Adviser Compensation.

     The Adviser charges a fee for its investment management and advisory services that accrues daily against each fund. The following chart shows the investment management fees (as a percentage of average daily assets) each fund paid during the last fiscal year:

            Money Market Fund                   .125%
            Bond Index Fund                     .25
            Asset Allocation Fund               .50
            Managed Equity Fund                 .29
            S&P 500 Index Fund                  .25

THE ADMINISTRATOR

     General American Life Insurance Company (the Administrator) is the principal administrator for the Capital Company. The Administrator's address is 700 Market Street, St. Louis, Missouri 63101. Subject to policies set by the Board of Directors, the Administrator performs certain administrative services and pays certain administrative expenses for the Capital Company. These services and expenses include, but are not limited to, the following: investment accounting services, transfer agent services, legal services, tax services, conducting shareholders and Board of Directors meetings, outside Director fees, printing and distributing communications to current shareholders of the Capital Company, fidelity bond insurance, and custodial fees. The Administrator charges the Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund. These rates are set forth under "Administration Fees" in the section "Annual Fund Operating Expenses."

              ADDITIONAL INFORMATION ABOUT THE FUNDS

PURCHASE & REDEMPTION OF SHARES

     Capital Company offers shares of the funds on a continuous basis to insurance company separate accounts which, in turn, fund the Contracts. Shares may be purchased or redeemed at a fund's net asset value as next determined following acceptance of an order. Purchases and redemptions of shares are made subsequent to corresponding purchases and redemptions of units of the separate accounts that support the Contracts. All share transactions are executed without any sales or redemption charges. Subject to applicable laws and agreement between parties, the Capital Company reserves the right to sell and redeem shares in kind.

DETERMINATION OF SHARE PRICE

     Each fund calculates its share price, also called net asset value
(NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except the day after Thanksgiving, when Capital Company is closed. If, however, the day after Thanksgiving is the last business day of the month, NAV is determined on that day. A fund's NAV is generally based on the market value of the securities held in the fund. If market values are not available, the fair market value of securities is determined using procedures that the Board of Directors has approved.

     Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Capital Company's Board of Directors.

     Foreign securities are valued based on quotations from the primary market in which they are traded or the market from which they were purchased. Foreign securities are converted from the local currency into U.S. dollars using the current exchange rates. Foreign securities may trade when the fund does not price its shares. As a result, the value of the International Index Fund may change on days when shareholders will not be able to buy or sell shares.

TAXES AND DIVIDENDS

     Each fund intends to operate as a regulated investment company under the Internal Revenue Code. Further, each fund intends to meet certain distribution requirements applicable to mutual funds underlying the Contracts. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax. Under current tax law, distributions that are left to accumulate in a Contract are not subject to federal income tax until they are withdrawn. See the prospectus of the applicable Contract for information regarding the federal income tax treatment of the Contract and distributions to the separate accounts.

PORTFOLIO TURNOVER

     Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover varies over time and among the funds due to the funds' different investment objectives and policies. Portfolio turnover data is included in the Financial Highlights section.

CASH POSITIONS

     The funds may hold a substantial portion of their portfolios in cash and cash equivalents. The extent of each fund's cash position depends on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of a fund's objectives over the short-term, or may protect a fund during a market downturn.

PENDING LEGAL PROCEEDINGS

     As of the date of this prospectus, there are no material legal proceedings to which the Capital Company or the Adviser is a party.


              FINANCIAL HIGHLIGHTS INFORMATION

     The financial highlights tables are intended to help you understand the funds' financial performance for the past five years or, if shorter, the period of the funds' operations. Certain information in the tables reflects financial results on a per share basis. The total returns data in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report. The annual report is available upon request.


                                  GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
==================================================================================================================================
                                                     1999              1998              1997              1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  19.25          $  18.23          $  17.24          $  16.34          $ 15.42
                                                 --------          --------          --------          --------          -------
Income from operations:
Net investment income                                1.00              1.02              0.99              0.90             0.92
                                                 --------          --------          --------          --------          -------
Net asset value, end of period                   $  20.25          $  19.25          $  18.23          $  17.24          $ 16.34
                                                 ========          ========          ========          ========          =======

Total return <F2>                                   5.20%             5.62%             5.71%             5.51%            5.96%

Net assets, end of period (in thousands)         $256,140          $235,046          $174,571          $101,426          $70,574
Ratio of expenses to average net assets <F3>        0.21%             0.21%             0.21%             0.21%            0.21%
Ratio of net investment income to average
   net assets <F3>                                  5.08%             5.45%             5.60%             5.37%            5.78%
Portfolio turnover rate <F4>                           --                --                --                --               --

Notes:  <F1> Components are computed and accumulated on a daily basis.
        <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
        <F3> Computed on an annualized basis.
        <F4> A portfolio turnover rate is not calculated for
             securities on which the maturity or expiration dates at the time of acquisition were one year or less.

                                  GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31
==================================================================================================================================
                                                     1999              1998              1997              1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>           $ 25.19           $ 23.19           $ 21.21           $ 20.59          $ 17.30
                                                  -------           -------           -------           -------          -------
Income from operations:
Net investment income                                1.42              1.40              1.39              1.29             1.25
Net realized and unrealized gain (loss)
   on investments                                   (2.15)             0.60              0.59             (0.67)            2.04
                                                  -------           -------           -------           -------          -------
Net increase (decrease) in asset value
   per share                                         (.73)             2.00              1.98              0.62             3.29
                                                  -------           -------           -------           -------          -------
Net asset value, end of year                      $ 24.46           $ 25.19           $ 23.19           $ 21.21          $ 20.59
                                                  =======           =======           =======           =======          =======

Total return <F2>                                  (2.88%)            8.61%             9.34%             3.02%           19.02%

Net assets, end of period (in thousands)          $71,041           $69,177           $48,330           $38,015          $39,316
Ratio of expenses to average net assets <F3>        0.30%             0.30%             0.30%             0.30%            0.30%
Ratio of net investment income to average
   net assets <F3>                                  5.75%             5.80%             6.25%             6.26%            6.43%
Portfolio turnover rate                            28.86%            54.00%            47.40%            44.28%           35.35%

Notes:  <F1> Components are computed and accumulated on a daily basis.
        <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
        <F3> Computed on an annualized basis.

                                GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
==================================================================================================================================
                                                     1999              1998              1997              1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  37.55          $  31.86          $  26.83           $ 23.20          $ 18.00
                                                 --------          --------          --------           -------          -------
Income from operations:
Net investment income                                0.63              0.81              0.96              0.93             0.82
Net realized and unrealized gain (loss)
   on investments                                    8.14              4.88              4.07              2.70             4.38
                                                 --------          --------          --------           -------          -------
Net increase (decrease) in asset value
   per share                                         8.77              5.69              5.03              3.63             5.20
                                                 --------          --------          --------           -------          -------
Net asset value, end of year                     $  46.32          $  37.55          $  31.86           $ 26.83          $ 23.20
                                                 ========          ========          ========           =======          =======

Total return <F2>                                  23.37%            17.86%            18.73%            15.66%           28.88%

Net assets, end of year (in thousands)           $152,061          $124,510          $111,269           $86,191          $73,387
Ratio of expenses to average net assets <F3>        0.60%             0.60%             0.60%             0.60%            0.60%
Ratio of net investment income to average
   net assets <F3>                                  1.56%             2.42%             3.24%             3.77%            3.92%
Portfolio turnover rate                            12.21%            34.03%            36.34%            32.78%           33.74%

Notes:  <F1> Components are computed and accumulated on a daily basis.
        <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
        <F3> Computed on an annualized basis.

                            GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31
==================================================================================================================================
                                                       1999              1998              1997              1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>             $ 35.63           $ 31.20           $ 25.31           $ 20.93          $ 15.69
                                                    -------           -------           -------           -------          -------
Income from operations:
Net investment income                                  0.42              0.48              0.63              0.68             0.58
Net realized and unrealized gain (loss)
   on investments                                      0.66              3.95              5.26              3.70             4.66
                                                    -------           -------           -------           -------          -------
Net increase (decrease) in asset value
   per share                                           1.08              4.43              5.89              4.38             5.24
                                                    -------           -------           -------           -------          -------
Net asset value, end of period                      $ 36.71           $ 35.63           $ 31.20           $ 25.31          $ 20.93
                                                    =======           =======           =======           =======          =======

Total return <F2>                                     3.04%            14.19%            23.29%            20.92%           33.37%

Net assets, end of period (in thousands)            $64,712           $61,804           $59,138           $48,587          $40,902
Ratio of expenses to average net assets <F3><F4>      0.39%             0.39%             0.41%             0.47%            0.48%
Ratio of net investment income to average
   net assets <F3>                                    1.14%             1.46%             2.19%             2.97%            3.14%
Portfolio turnover rate                              16.00%            67.23%            49.43%            36.44%           44.82%

Notes:  <F1> Components are computed and accumulated on a daily basis.
        <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
        <F3> Computed on an annualized basis.
        <F4> On March 1, 1997, Conning Asset Management Company took over the asset management of the Managed Equity Fund.
             The management fee was reduced from .50 percent to .40 percent on the first $10 million of assets, from .35 percent to .30 percent on the balance over $10 million and less than $30 million, and from .30 percent to .25 percent on the balance in excess of $30 million.


                             GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
==================================================================================================================================
                                                     1999              1998              1997              1996              1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  50.49          $  39.40          $  29.67          $  24.14          $  17.64
                                                 --------          --------          --------          --------          --------
Income from operations:
Net investment income                                0.54              0.53              0.52              0.53              0.46
Net realized and unrealized gain
   on investment                                     9.84             10.56              9.21              5.00              6.04
                                                 --------          --------          --------          --------          --------
Net increase in asset value per share               10.38             11.09              9.73              5.53              6.50
                                                 --------          --------          --------          --------          --------
Net asset value, end of period                   $  60.87          $  50.49          $  39.40          $  29.67          $  24.14
                                                 ========          ========          ========          ========          ========

Total return <F2>                                  20.57%            28.15%            32.80%            22.89%            36.85%

Net assets, end of year (in thousands)           $898,689          $700,489          $501,577          $340,201          $247,313
Ratio of expenses to average net assets <F3>        0.30%             0.30%             0.30%             0.30%             0.30%
Ratio of net investment income to average
   net assets <F3>                                  0.99%             1.21%             1.48%             1.97%             2.19%
Portfolio turnover rate                            13.46%            13.14%            12.61%             8.93%             4.75%

Notes:  <F1> Components are computed and accumulated on a daily basis.
        <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
        <F3> Computed on an annualized basis.

                 GENERAL AMERICAN CAPITAL COMPANY
                        700 MARKET STREET
                   SAINT LOUIS, MISSOURI 63101
                          (877) 882-5714


STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Capital Company and its funds is contained in the Capital Company's statement of additional information. The statement of additional information is incorporated into this prospectus by reference. You can receive a copy of the Capital Company's statement of additional information without charge by calling the toll free telephone number listed above.


ANNUAL AND SEMI-ANNUAL REPORTS

     Additional information about the fund's investments is contained in the Capital Company's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Capital Company's funds during the last fiscal year. You can receive a copy of the Capital Company's annual and semi-annual reports without charge by calling the toll free telephone number listed above.


PUBLIC ACCESS

     You may review and copy additional information about the Capital Company and its funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC toll free at
(800) SEC-0330. You may also obtain reports and other information about the Capital Company and its funds on the SEC's Internet site (www.sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a duplication fee for written requests.


QUESTIONS

     If you have any questions about the Capital Company or its funds, please call the toll free telephone number listed above.




                       Investment Company Act of 1940 File No. 811-04900

                  GENERAL AMERICAN CAPITAL COMPANY

                        PROSPECTUS VERSION C

                  GENERAL AMERICAN CAPITAL COMPANY
                         700 MARKET STREET
                    SAINT LOUIS, MISSOURI 63101
                           (877) 882-5714

                           - PROSPECTUS -


     General American Capital Company (the Capital Company) offers its Money Market Fund through this prospectus. The Capital Company sells shares of the fund to insurance company separate accounts so that the fund may serve as an investment option under variable life insurance policies, variable annuity contracts, and certain other plans, such as qualified pension and retirement plans (collectively referred to as the Contracts).

     This prospectus provides information about the Capital Company and its Money Market Fund that you ought to know before investing. You should read this prospectus in conjunction with the prospectus for the applicable Contact. Please retain both prospectuses for future reference.



             The date of this prospectus is May 1, 2000.

      The date of the related statement of additional information is May 1, 2000.









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 GENERAL AMERICAN CAPITAL COMPANY
                         FUND PROSPECTUS

                        TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
      Front Cover Page

      Table of Contents                                             i

      The Funds' Investment Objectives, Principal
            Strategies & Risks                                      1

      Fund Performance Chart                                        1

      Fee Tables                                                    2
            Shareholder Transaction Expenses                        2
            Annual Fund Operation Expenses                          2
            Contract Fees                                           3
            Example                                                 3

      Management & Organization                                     3
            The Capital Company                                     3
            The Adviser                                             4
            The Administrator                                       4

      Additional Information About the Funds                        5
            Purchase & Redemptions of Shares                        5
            Determination of Share Price                            5
            Taxes and Dividends                                     6
            Portfolio Turnover                                      6
            Cash Positions                                          6


            Pending Legal Proceedings                               7

      Financial Highlights                                          7

      Back Cover Page

                  THE FUNDS' INVESTMENT OBJECTIVES,
                    PRINCIPAL STRATEGIES & RISKS

   Below are the investment objectives, principal strategies, and risks of the Capital Company's Money Market Fund. Also described below are the types of individuals who may want to invest in the fund. You can find more information on the fund in the statement of additional information. There can be no assurances that the fund will achieve its investment objectives. There are factors not listed below that could adversely affect your investment. The share price of the fund changes daily due to market conditions and you may lose money if you invest in the fund.

*  THE MONEY MARKET FUND.

Investment Objective and Principal Strategies.  The Money Market Fund's
---------------------------------------------
investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.

Who May Want to Invest.  The Money Market Fund may be appropriate for
----------------------
investors who are investing for a short period of time or who are uncomfortable with investments that may have large fluctuations in value.

Main Risks.  The Money Market Fund does not maintain a stable net asset
----------
value and loss of money is a risk of investing in the fund. The following risk factors may significantly affect fund performance. Interest Rate Risk. The Money Market's rate of income and net asset value varies from day to day depending on short-term interest rates. Changes in interest rates could cause the value of your investment to decline. Credit Risk. A default on a security that the fund holds could cause the value of your investment to decline. Not Guaranteed. Investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                      FUND PERFORMANCE CHART

   The information on the following page shows the risks of investing in the fund by showing how the fund's investment returns have varied over time. In each case the fund's performance is compared to a widely recognized unmanaged index. The investment return information does not reflect expenses that apply to the Contracts. Inclusion of these charges would reduce the return figures for all periods shown. Past investment performance is no guarantee of future results.

*  THE MONEY MARKET FUND.

FOR UP-TO-DATE YIELD INFORMATION, CALL (877) 882-5714.


=========================================================================
GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

                              [GRAPH]


===================================================================================================================================
HIGHEST AND LOWEST RETURN                       AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1990-1999)                           (through December 31, 1999)
-----------------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                        1 Year         5 Years     10 Years

Highest     2.07%       June 30, 1990           Money Market Fund                             5.20%          5.60%       5.35%
Lowest      0.74%       June 30, 1993           Lehman 90-day Treasury Bill Index             4.91%          5.45%       5.20%

===================================================================================================================================


                         FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

   You will not have to pay any shareholder transaction expense when you buy or sell shares of the Capital Company Money Market Fund. This means that the Capital Company will not charge you a sales charge (load) when you purchase shares or reinvest dividends, or a deferred sales charge (deferred load) when you sell shares. In addition, Capital Company will not charge you an exchange fee when you allocate money between funds or a redemption fee when you sell your shares.

ANNUAL FUND OPERATION EXPENSES

   The Capital Company funds charge investment advisory fees and administration fees to cover the cost of portfolio management and administration. The Capital Company does not charge a 12b-1 distribution fee or an account maintenance fee. The Capital Company deducts its fees from fund assets on a daily basis. The fund's annual fees are shown as a percent of net assets below:

                                                                   Total Fund
                               Investment      Administration      Operating
                             Advisory Fees          Fees            Expenses
      Money Market Fund          .125%              .08%             .205%

CONTRACT FEES

   The Capital Company sells its shares to separate accounts of insurance companies to support the Contracts. Please refer to the Contract's disclosure documents for information about fees applicable to the separate accounts and the Contracts.

EXAMPLE

   This example is intended to help you compare the costs of investing in the Capital Company Money Market Fund with the costs of investing in other funds available under the Contract. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year           3 Years           5 Years         10 Years
                                 ------           -------           -------         --------
      Money Market Fund           $21               $66               $116            $262


   Because the Capital Company does not charge redemption fees, you would pay the same amounts if you did not redeem at the end of the time periods specified.


                    MANAGEMENT & ORGANIZATION

THE CAPITAL COMPANY


   The Capital Company is an open-end, management investment company with eight different diversified funds, of which only the Money Market Fund is described in this prospectus. As of December 31, 1999, the Capital Company held approximately $1.5 billion in assets. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options for the Contracts.
The Board of Directors of the Capital Company is responsible for the management of the Capital Company's business and affairs, which includes creating and supervising the execution of the funds' investment policies.

THE ADVISER

   Conning Asset Management Company (the Adviser) is the investment adviser for each of the Capital Company's funds. The Adviser was formed in 1982. Its address is 700 Market Street, St. Louis, Missouri 63101.
The Adviser is an indirect subsidiary of MetLife, Inc., a publicly traded company. As of December 31, 1999, the Adviser provided investment management to 96 unaffiliated institutional accounts and to 52 affiliated institutional accounts. As of December 31, 1999, the Adviser had approximately $33 billion of assets under its discretionary management.


   Subject to policies set by the Board of Directors of the Capital Company, the Adviser selects investments and provides investment advice and some administrative services for each of the Capital Company's funds. In addition, the Adviser reviews the practices of broker-dealers buying and selling investments for the Capital Company.

Portfolio Manager.

   Kathleen A. Spaeth, CCM, Assistant Vice President of the Adviser, manages the Money Market Fund. Ms. Spaeth has managed the Money Market Fund since its inception on October 1, 1987. Ms. Spaeth has been with the Adviser since its inception in 1982.

Adviser Compensation.

   The Adviser charges a fee for its investment management and advisory services that accrues daily against the fund. The following chart shows the investment management fees (as a percentage of average daily assets) the fund paid during the last fiscal year:

                Money Market Fund             .125%

THE ADMINISTRATOR

   General American Life Insurance Company (the Administrator) is the principal administrator for the Capital Company. The Administrator's address is 700 Market Street, St. Louis, Missouri 63101. Subject to policies set by the Board of Directors, the Administrator performs certain administrative services and pays certain administrative expenses for the Capital Company. These services and expenses include, but are not limited to, the following: investment accounting services, transfer agent services, legal services, tax services, conducting shareholders and Board of Directors meetings, outside Director fees, printing and distributing communications to current shareholders of the Capital Company, fidelity bond insurance, and custodial fees. The Administrator charges the Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund. These rates are set forth under "Administration Fees" in the section "Annual Fund Operating Expenses."

               ADDITIONAL INFORMATION ABOUT THE FUND

PURCHASE & REDEMPTION OF SHARES

   Capital Company offers shares of the Money Market Fund on a continuous basis to insurance company separate accounts which, in turn, fund the Contracts. Shares may be purchased or redeemed at a fund's net asset value as next determined following acceptance of an order. Purchases and redemptions of shares are made subsequent to corresponding purchases and redemptions of units of the separate accounts that support the Contracts. All share transactions are executed without any sales or redemption charges. Subject to applicable laws and agreement between parties, the Capital Company reserves the right to sell and redeem shares in kind.

DETERMINATION OF SHARE PRICE

   Each fund calculates its share price, also called net asset value
(NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except the day after Thanksgiving, when Capital Company is closed. If, however, the day after Thanksgiving is the last business day of the month, NAV is determined on that day. A fund's NAV is generally based on the market value of the securities held in the fund. If market values are not available, the fair market value of securities is determined using procedures that the Board of Directors has approved.

   Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Capital Company's Board of Directors.

   Foreign securities are valued based on quotations from the primary market in which they are traded or the market from which they were purchased. Foreign securities are converted from the local currency into U.S. dollars using the current exchange rates. Foreign securities may trade when the fund does not price its shares. As a result, the value of the International Index Fund may change on days when shareholders will not be able to buy or sell shares.

TAXES AND DIVIDENDS

   The Money Market Fund intends to operate as a regulated investment company under the Internal Revenue Code. Further, the fund intends to meet certain distribution requirements applicable to mutual funds underlying the Contracts. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax. Under current tax law, distributions that are left to accumulate in a Contract are not subject to federal income tax until they are withdrawn. See the prospectus of the applicable Contract for information regarding the federal income tax treatment of the Contract and distributions to the separate accounts.

PORTFOLIO TURNOVER

   Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover varies over time. Portfolio turnover data is included in the Financial Highlights section.

CASH POSITIONS

   The funds may hold a substantial portion of their portfolios in cash and cash equivalents. The extent of the fund's cash position depends on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of the fund's objectives over the short-term, or may protect the fund during a market downturn.

PENDING LEGAL PROCEEDINGS

   As of the date of this prospectus, there are no material legal proceedings to which the Capital Company or the Adviser is a party.


                 FINANCIAL HIGHLIGHTS INFORMATION

   The financial highlights tables are intended to help you understand the funds' financial performance for the past five years or, if shorter, the period of the funds' operations. Certain information in the tables reflects financial results on a per share basis. The total returns data in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report. The annual report is available upon request.


                                     GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
===================================================================================================================================
                                                     1999              1998              1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year <F1>          $  19.25          $  18.23          $  17.24          $  16.34           $ 15.42
                                                 --------          --------          --------          --------           -------
Income from operations:
Net investment income                                1.00              1.02              0.99              0.90              0.92
                                                 --------          --------          --------          --------           -------
Net asset value, end of period                   $  20.25          $  19.25          $  18.23          $  17.24           $ 16.34
                                                 ========          ========          ========          ========           =======

Total return <F2>                                   5.20%             5.62%             5.71%             5.51%             5.96%

Net assets, end of period (in thousands)         $256,140          $235,046          $174,571          $101,426           $70,574
Ratio of expenses to average net assets <F3>        0.21%             0.21%             0.21%             0.21%             0.21%
Ratio of net investment income to average
      net assets <F3>                               5.08%             5.45%             5.60%             5.37%             5.78%
Portfolio turnover rate <F4>                           --                --                --                --                --

Notes:  <F1> Components are computed and accumulated on a daily basis.
        <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
        <F3> Computed on an annualized basis.
        <F4> A portfolio turnover rate is not calculated for
             securities on which the maturity or expiration dates at the time of acquisition were one year or less.

                  GENERAL AMERICAN CAPITAL COMPANY
                         700 MARKET STREET
                    SAINT LOUIS, MISSOURI 63101
                          (877) 882-5714



STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Capital Company and its funds is contained in the Capital Company's statement of additional information. The statement of additional information is incorporated into this prospectus by reference. You can receive a copy of the Capital Company's statement of additional information without charge by calling the toll free telephone number listed above.


ANNUAL AND SEMI-ANNUAL REPORTS

     Additional information about the fund's investments is contained in the Capital Company's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Capital Company's funds during the last fiscal year. You can receive a copy of the Capital Company's annual and semi-annual reports without charge by calling the toll free telephone number listed above.


PUBLIC ACCESS

     You may review and copy additional information about the Capital Company and its funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC toll free at
(800) SEC-0330. You may also obtain reports and other information about the Capital Company and its funds on the SEC's Internet site (www.sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a duplication fee for written requests.


QUESTIONS

     If you have any questions about the Capital Company or its funds, please call the toll free telephone number listed above.



                      Investment Company Act of 1940 File No. 811-04900

              GENERAL AMERICAN CAPITAL COMPANY
                     700 MARKET STREET
                 ST. LOUIS, MISSOURI  63101
                       (877) 882-5714



            STATEMENT OF ADDITIONAL INFORMATION


                        May 1, 2000



     General American Capital Company is an open-end, diversified management investment company with the following eight funds:

          *    The Money Market Fund.
          *    The Bond Index Fund.
          *    The Asset Allocation Fund.
          *    The Managed Equity Fund.
          *    The S&P 500 Index Fund.<F*>
          *    The Mid-Cap Equity Fund.
          *    The Small-Cap Equity Fund.
          *    The International Index Fund.


     This statement of additional information is not a prospectus. It supplements the Capital Company's prospectus dated May 1, 2000. A copy of the prospectus may be obtained at the address or telephone number listed above. This statement of additional information should be read in connection with the Capital Company's prospectus and the insurance company's separate account prospectus that describes the variable insurance policy or annuity contract. Please retain these documents for future reference.






[FN]
-------
<F*>  "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by the Capital Company. Capital Company's S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                     GENERAL AMERICAN CAPITAL COMPANY
                   STATEMENT OF ADDITIONAL INFORMATION

                           TABLE OF CONTENTS
                                                                     Page

Business History                                                     B-3
Investment Restrictions                                              B-3
Description of Certain Investments                                   B-5
      United States Government Securities                            B-6
      Bank Obligations                                               B-6
      Repurchase Agreements                                          B-7
      Reverse Repurchase Agreements                                  B-7
      Commercial Paper                                               B-8
      Stock Index Futures Contracts                                  B-8
      Forward Foreign Currency Transactions                          B-10
Investment Advisory and Other Services                               B-11
      Investment Advisory Agreement                                  B-11
      Accountants                                                    B-13
      Custodian and Foreign Custody Manager                          B-13
      Payment of Expenses                                            B-13
Portfolio Transactions and Brokerage Allocations                     B-13
Management of the Company                                            B-15
Codes of Ethics                                                      B-17
Capital Stock                                                        B-17
Fund Ownership                                                       B-18
Persons Controlled by or under Common Control with Registrant        B-18
Offering and Redemption of Shares                                    B-18
Determination of Net Asset Value                                     B-19
Investment Performance                                               B-20
Money Market Yield Information                                       B-21
Taxes and Dividends                                                  B-22
Additional Information                                               B-23
      Legal Matters                                                  B-23
      Reports                                                        B-23
      Other Information                                              B-23
Financial Statements                                                 B-23

BUSINESS HISTORY

General American Capital Company (the "Company") is an open-ended diversified management investment company established by General American Life Insurance Company ("General American") to provide for the investment of assets of separate accounts of General American, affiliated insurance companies, and unaffiliated insurance companies. The Company was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Currently, shares are offered to General American Separate Account Two, General American Separate Account Eleven, unregistered separate accounts of General American, separate accounts of RGA Reinsurance Company, Security Equity Life Insurance Company, Cova Financial Services Life Insurance Company, Cova Financial Life Insurance Company, and First Cova Life Insurance Company, all affiliates of General American. General American Separate Account Two's assets represent payments for variable annuity contracts, as do the assets of the Cova separate accounts. General American Separate Account Eleven's assets and those of RGA Reinsurance Company, and Security Equity Life Insurance Company are derived from premium payments made to purchase and continue flexible premium variable life insurance policies. The unregistered separate accounts hold funds for tax-qualified employee benefit plans, or variable life contracts sold to a limited number of wealthy and sophisticated purchasers.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Company and may not be changed without approval of a majority of the outstanding shares of each affected fund. Each restriction applies to each fund of the Company unless otherwise indicated. A change in policy affecting only one fund may be effected with the approval of a majority of the outstanding shares of that fund only. (As used in the prospectus and this statement of additional information, the term "majority of the outstanding voting shares" means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.) A fund will not:

1. Invest more than 10% of the value of the total assets of a fund in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and does not apply to the International Index Fund's entrance into forward foreign currency contracts as described herein;

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the Company's Board of Directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Adviser, under guidelines established by the Company's Board of Directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

2. Invest more than 5% of the value of the total assets of a fund in equity securities that are not readily marketable;

3. Invest in real estate, although a fund may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;

4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

5. Purchase securities of other investment companies if, as a result, a fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the fund's assets would be invested in any one investment company, or more than 10% of the fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such fund's total assets, taken at market value, would be invested in the securities;

6. Make loans, except by the purchase of debt obligations customarily distributed privately to institutional investors, and except that a fund may buy repurchase agreements and the International Index Fund may enter into forward foreign currency contracts as described herein;

7. As to 75% of the value of the total assets of a fund, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

8. As to 75% of the value of the total assets of a fund, invest in more than 10% of the outstanding voting securities of any one issuer;

9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933;

10. Borrow money, except that the Money Market Fund may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit a fund to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any fund may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300% and except that the International Index Fund may enter into forward foreign currency contracts in accordance with its investment policies;

11. Issue securities senior to its common stock except to the extent set out in Item 10 above;

12. Sell securities short, or maintain a short position provided that the International Index Fund's use of forward foreign currency contracts as described herein shall not be deemed to be selling securities short or to be maintaining a short position;

13. Buy securities on margin, except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities provided that margin payments and other deposits in connection with the International Index Fund's use of forward foreign currency contracts shall not be deemed to constitute purchasing securities on margin;

14. Invest in or write puts, calls, straddles, or spreads. However, this restriction shall not prohibit a fund (other than the Money Market
Fund) from writing, selling, or purchasing futures contracts in order to close transactions or to hedge against market risk or interest rate movements nor shall it prohibit the International Index Fund from entering into forward foreign currency contracts as described herein; nor

15. Invest in companies for the purpose of exercising control of management. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

In addition to the investment restrictions described above, the funds will comply with restrictions contained in any current insurance laws in order that the assets of insurance company separate accounts may be invested in shares of the funds.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the funds:

   UNITED STATES GOVERNMENT SECURITIES

All of the funds may invest in U.S. government obligations. These consist of securities of the U.S. government and its agencies, instrumentalities, and government-sponsored enterprises.

The U.S. Treasury issues various types of marketable securities. These securities include bills, notes, and bonds and others that may be offered in the future. Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have maturities of more than one and up to ten years. Treasury bonds have maturities of ten years or more.

Government agency securities are the various types of instruments currently outstanding or which may be offered in the future issued by agencies and instrumentalities of the U.S. government. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmers Home Administration, Export-Import Bank of the U.S., Maritime Administration, General Services Administration, and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, and the U.S. Postal Service. A fund will purchase such securities only so long as they are either guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities) or supported by the issuing agency's or instrumentality's credit or right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes). Not all securities issued by agencies or instrumentalities of the U.S. government have a guarantee representing the full faith and credit of the U.S. government.

   BANK OBLIGATIONS

All of the funds may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

The funds will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S., has total assets of at least $1 billion, and is a member of the Federal Deposit Insurance Corporation.

   REPURCHASE AGREEMENTS

All of the funds may invest in repurchase agreements.

A repurchase agreement customarily obligates the seller, at the time it sells securities to the fund, to repurchase the securities at a mutually agreed-upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the fund, the difference reflecting an agreed upon interest rate to the settlement date that would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the fund upon their acquisition are accrued as interest and included in the fund's net income as dividends. The Company has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. No fund will sell securities subject to repurchase agreements prior to the agreement's maturity unless it is advantageous for the fund to do so.

During the holding period of a repurchase agreement, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. If a fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a fund could experience delays in recovering its money, may fail to recover part or all of its investment, and may incur costs in disposing of securities used as collateral. The funds will enter into repurchase agreements only with sellers that the Adviser, applying criteria established by the Board of Directors of the Company, believes to present minimal credit risks.

   REVERSE REPURCHASE AGREEMENTS

The Money Market Fund and the Asset Allocation Fund may enter into reverse repurchase agreements.

Reverse repurchase agreements involve the sale of money market securities held by a fund pursuant to an agreement to repurchase the securities at an agreed upon price, date, and interest payment. Both funds may use the proceeds of reverse repurchase agreements for the following purposes: (i) to cover net redemptions, (ii) to avoid a premature sale of securities, and (iii) to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. The funds will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is expected to be greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, the funds will hold cash and liquid securities in a segregated account at a custodian bank with a dollar value equal to the fund's obligations under the reverse repurchase agreements.

   COMMERCIAL PAPER

Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. On the date of investment by a fund, such paper must be rated in the highest category for short term debt securities by at least two nationally recognized securities rating services such as Standard & Poor's or Moody's Investor's Services (or by one such rating service, if only one such rating service has rated the security). A fund can invest in unrated commercial paper if the Company's Board of Directors determines, in accordance with the procedures of Rule 2a-7, that the unrated security is of comparable quality to rated securities.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (i) the issuer's liquidity ratios are adequate to meet cash requirements and its long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (ii) the issuer has access to at least two additional channels of borrowing; (iii) basic earnings and cash flow of the issuer have an upward trend, with allowances made for unusual circumstances; (iv) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (v) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trends of earnings over a period of ten years; (vii) financial strength of any parent company and the relationships that exist with the issuer; and
(viii) recognition by the management of obligations that may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

   STOCK INDEX FUTURES CONTRACTS

The S&P 500 Index Fund and International Index Fund may purchase stock index futures for the purpose of hedging against an increase in the price of securities it intends to purchase or, or sell stock index futures for the purpose of hedging against a decline in values of securities the funds already own.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The S&P 500 Index Fund and International Index Fund intend to purchase and sell futures contracts on the Standard & Poor's 500 Index and the EAFE Index, respectively.

No consideration will be paid or received by a fund upon the purchase or sale of a futures contract. Initially, a fund will be required to deposit with the broker an amount of cash or cash equivalents equal to 5% to 10% of the contract amount. This amount is subject to change by the exchange board of trade on which the contract is traded and members of such exchange board of trade may charge a higher amount. This amount is known as "initial margin," and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

Although the S&P 500 Index Fund and the International Index Fund intend to purchase or sell futures contracts only if market conditions are favorable, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contracts during a single trading day. Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

There can be no assurance of a fund's success at using stock index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities that are the subject of the hedge. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities included in the index. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged were to move in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged were to move in a favorable direction, this advantage would be partially offset by changes in the future's value.
If the price of the future were to move more than the price of the stock, the fund would experience either a loss or a gain on the future which would not be completely offset by movements in the price of the securities which are the subject of the hedge.

When futures are purchased to hedge against a possible increase in the price of stocks before a fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the fund then decides not to purchase hedged stocks because of the concern as to possible further market decline or for other reasons, the fund would realize a loss on the futures contract that would not be offset by a reduction in the price of securities purchased.

   FORWARD FOREIGN CURRENCY TRANSACTIONS

The value of the assets of the International Index Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies.

The International Index Fund may use forward contracts to purchase or sell foreign currencies in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward foreign currency exchange contract will involve an obligation by the fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Forward foreign currency transactions will not eliminate fluctuations in the prices of the fund's securities or prevent loss if the prices of such securities should decline.

The International Index Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner the fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The fund does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The fund will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward foreign currency contracts when it determines that to do so is in the best interests of the fund. The fund's custodian bank segregates cash or equity or debt securities in amounts not less than the value of the fund's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the fund's commitments with respect to such contracts. Under normal circumstances, the fund expects that any appreciation or depreciation on such forward exchange contracts will be approximately offset by the depreciation or appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISORY AGREEMENT


The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company (the "Adviser") with respect to all of the funds. The Adviser is an indirect, majority owned subsidiary of GenAmerica Corporation. During 1999, the Adviser charged Company's funds the following amounts:


            S&P 500 Index Fund                 $1,969,064
            Money Market Fund                     322,117
            Bond Index Fund                       179,605
            Managed Equity Fund                   177,638
            Asset Allocation Fund                 671,598
            International Index Fund               56,947
            Mid-Cap Equity Fund                    45,950
            Small-Cap Equity Fund                 172,379


Richard A. Liddy, Matthew P. McCauley, E. Thomas Hughes, and Christopher
A. Martin are each affiliated with both the Company and with General American Life Insurance Company. Mr. McCauley is also affiliated with the Adviser.

The investment advisory agreement between the Company and the Adviser (the "Investment Advisory Agreement") provides that the Adviser, subject to control and review by the Company's Board of Directors, is responsible for the overall management and supervision of each fund and for providing certain administrative services to the Company. (See the prospectus.)

The Adviser may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds, and institutional investors. Occasions may arise when combined sales or purchases of securities are made for more than one client in order to obtain favorable execution and low brokerage commissions. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients in a manner deemed equitable and consistent with legal obligations. The goal in making allocations is achieving the same average price for the principal factors which the Adviser considers in making such allocation are the investment objectives of each client, the relative size of the holdings of each client of the same or comparable securities, and the availability in each client's account of funds for investment. Despite these precautions, there may be circumstances when purchases and sales of securities for one or more clients will have an adverse effect on other clients, including a fund of the Company.

For its services to the funds, the Adviser charges a fee which is accrued daily against each fund. The fees charged each fund, stated as an annual percentage of the average daily value of the fund's net assets, are:

            S&P 500 Index Fund            .25 percent
            Money Market Fund             .125 percent
            Bond Index Fund               .25 percent
            Asset Allocation Fund         .50 percent
            Small-Cap Equity Fund         .25 percent

The fee charged the International Index Fund, the Mid-Cap Equity Fund, and the Managed Equity Fund is stated as a series of annual percentages of the average daily value of the net assets of the funds. The percentages decrease with respect to assets of the funds above certain amounts, as follows:

FUND                       ASSETS                              PERCENTAGE
----                       ------                              ----------

International Index        First $10 million                   .50 percent
Fund                       Next $10 million                    .40 percent
                           Balance over $20 million            .30 percent

Mid-Cap Equity Fund        First $10 million                   .55 percent
                           Next $10 million                    .45 percent
                           Balance over $20 million            .40 percent

Managed Equity Fund        First $10 million                   .40 percent
                           Next $20 million                    .30 percent
                           Balance over $30 million            .25 percent



The Investment Advisory Agreement was approved at the annual meeting of shareholders of the Company held December 23, 1999. The Investment Advisory Agreement will continue in effect henceforth from year to year with respect to each fund if approved annually: (1) by the Board of Directors of the Company or by a majority of the outstanding shares of that Series, as determined pursuant to the Investment Company Act of 1940 (the "1940 Act"); and (2) by a majority of the Board of Directors of the Company who are not interested persons, within the meaning of the 1940 Act. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or, with respect to any fund, by the requisite vote of the shareholders of that fund. See "CAPITAL STOCK" in this Statement of Additional Information.

   ACCOUNTANTS

KPMG LLP is the Company's independent public accounting firm.

   CUSTODIAN AND FOREIGN CUSTODY MANAGER

The Bank of New York, 110 Washington Street, New York, NY acts by itself or in conjunction with Depository Trust Company as custodian of all of the funds. All securities which are eligible for deposit at Depository Trust Company of New York, 55 Water Street, New York, NY are deposited there, in the name and account of the custodian. The Bank of New York is also the Company's Foreign Custody Manager. Securities purchased for the fund outside of the U.S. may be maintained in the custody of foreign banks and trust companies which are members of The Bank of New York's international custodian network and foreign depositories (foreign sub-custodians) used by such members. With respect to foreign sub-custodians, there can be no assurance that the fund and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of pursuing legal remedies against the foreign sub-custodians, or application of foreign law to the fund's foreign sub-custodial arrangements. Accordingly, an investor should be aware that non-investment risks attendant to holding assets abroad may exceed those associated with investing in the U.S.

   PAYMENT OF EXPENSES

General American Life Insurance Company has paid the organization costs of the Company and pays the Company's ongoing administrative expenses. In addition, General American provides, or contract on behalf of the Company for, administrative services for the Company. In exchange for these services and the payment of these expenses, General American receives administrative fees from the Company pursuant to a Management Service Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

Under the Investment Advisory Agreement, the Adviser has responsibility for selecting the broker-dealers through which securities are to be purchased and sold for most of the funds, subject to the general control of the Board of Directors. The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on December 31st of each year:

                                   1997          1998          1999

S&P 500 Index Fund              124,531       108,311       138,717
Money Market Fund                   N/A           N/A           N/A
Bond Index Fund                     N/A           N/A           N/A
Managed Equity Fund              67,228        85,198        24,675
Asset Allocation Fund            61,059        89,832        40,705
International Index Fund         18,089         1,540         2,044
Mid-Cap Equity Fund              12,096         8,675         6,064
Small-Cap Equity Fund<F*>        44,887        65,972        61,036


[FN]
     <F*> Fund established in 1997.


No brokerage commissions were paid on behalf of the Money Market Fund or the Bond Index Fund.

The Money Market Fund's investments are usually purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

In placing orders for securities transactions, the Adviser's policy is to attempt to obtain the most favorable price and efficient execution available. The Adviser, subject to the review of the Company's Board of Directors, may pay more than the lowest possible commission in order to obtain better than average execution of transactions or valuable investment research information, or both. Research information ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. In the opinion of the Adviser, improved execution and investment research information will benefit the performance of each of the funds.

The Adviser evaluates factors relating to the liquidity of commercial paper issued in transactions not involving a public offering under
Section 4(2) of the Securities Act of 1933. Factors considered include the nature and the size of the issuer and its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance of settlement procedures for the paper.

When selecting broker-dealers to execute portfolio transactions, the Adviser considers factors including the rate of commission or size of the broker-dealer's "spread;" the size and difficulty of the order; the nature of the market for the security, the reliability, financial condition, and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Adviser. In some cases, the Adviser may use such information to assist other investment accounts that it advises and not exclusively for the funds. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Adviser in providing investment advisory services to the funds.

To the best knowledge of management, no director or officer of the Company, of the Adviser, or any person affiliated with either of them has any material direct or indirect interest in any broker employed by or on behalf of the Company.

MANAGEMENT OF THE COMPANY

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:


                                  POSITION           PRINCIPAL OCCUPATIONS
                                  HELD WITH             DURING THE PAST
NAME, ADDRESS, AND AGE            REGISTRANT              FIVE YEARS
----------------------            ----------       ------------------------
Theodore M. Armstrong (60)         Director        Senior Vice President-Finance &
424 South Woods Mill Road                          Administration & CFO, Angelica
Chesterfield, MO 63017-3406                        Corp., St. Louis, MO.  (Uniform
                                                   manufacture & sale, & laundry).

Alan C. Henderson (54)             Director        President & CEO, RehabCare
7733 Forsyth Blvd., Suite 1700                     Group, Inc., St. Louis, MO
St. Louis, MO 63105                                (Disability rehabilitation business).

Richard A. Liddy (64) <F*>         President       Chairman, President, & CEO,
700 Market Street                  & Director      General American Life Insurance
St. Louis, MO 63101                                Co., St. Louis, MO, 1/95 to present.
                                                   President & CEO, May 1992 to
                                                   January 1995.

Matthew P. McCauley (58) <F*>      Vice            Associate General Counsel & Vice
700 Market Street                  President       President, GenAmerica
St. Louis, MO 63101                                Management Co., St. Louis, MO.

Harry E. Rich (60)                 Director        Executive Vice President & CFO,
8300 Maryland Avenue                               Brown Group Inc., St. Louis, MO
St. Louis, MO 63105

E. Thomas Hughes, Jr. (58) <F*>    Treasurer       Corporate Actuary & Treasurer,
700 Market Street                                  GenAmerica Management Co.,
St. Louis, MO 63101                                St. Louis, MO.


                                B-15




Christopher A. Martin (37) <F*>   Secretary        Counsel, GenAmerica Management
700 Market Street                                  Co., 1996 to present.  St. Louis,
St. Louis, MO 63110                                MO.  Associate, Lewis, Rice &
                                                   Fingersh, 1994 to 1996.

<F*>  Messrs. Liddy, McCauley, Hughes, and Martin are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Liddy is President, Mr. McCauley is a Vice President, Mr. Hughes is the Corporate Actuary and Treasurer, and Mr. Martin is Counsel of General American Life Insurance Company and/or GenAmerica Management Company. Mr. McCauley is also General Counsel of the Adviser.



MANAGEMENT COMPENSATION
------------------------------------------------------
NAME,                            TOTAL
POSITION WITH                    COMPENSATION
THE COMPANY                      FROM THE COMPANY <F*>
------------------------------------------------------
Theodore M. Armstrong                $8,000
Director

Alan C. Henderson                    $8,000
Director

Richard A. Liddy                     0
Director and President

Matthew P. McCauley                  0
Vice President

Harry E. Rich                        $8,000
Director

E. Thomas Hughes, Jr.                0
Treasurer

Christopher A. Martin                0
Secretary

-----------
<F*>  Compensation is the sum paid in 1999.

CODES OF ETHICS

The Company and the Adviser have adopted codes of ethics under Rule
17j-1 of the Investment Company Act of 1940. These codes of ethics permit personnel subject to the codes of ethics to invest in securities, including securities that may be purchased or held by the Company's funds, subject to the terms and conditions in the codes of ethics. The Company and the Adviser have filed their respective codes of ethics with the SEC as part of the Company's registration statement.


CAPITAL STOCK

The Company is authorized to issue five hundred million (500,000,000) shares of capital stock having a par value of one cent ($.01) per share. Of these authorized shares, one hundred thirty million (130,000,000) have been allocated to the respective series of stock issued by each of the Company's funds, with the balance of the authorized stock available for allocation as needed in the future. The present allocations, which are subject to revision by the Board of Directors of the Company, are:

               SHARES                       SERIES
               ------                       ------

               40,000,000              S&P 500 Index Fund
               20,000,000              Money Market Fund
               10,000,000              Bond Index Fund
               20,000,000              Managed Equity Fund
               10,000,000              International Index Fund
               10,000,000              Mid-Cap Equity Fund
               10,000,000              Asset Allocation Fund
               10,000,000              Small-Cap Equity Fund

The assets received by the Company for the issuance or sale of shares of each fund, and all income, earnings, profits and proceeds thereof, are specifically allocated to each fund. They constitute the underlying assets of each fund, are required to be segregated on the books of account, and are to be charged with the expenses of such fund. Any assets that are not clearly allocable to a particular fund or funds will be allocated in a manner determined by the Board of Directors. Accrued liabilities which are not clearly allocable to one or more funds will generally be allocated among the funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a fund is entitled to participate equally in dividends and distributions declared with respect to such fund, and in the net assets of such fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution.

The shares of each fund, when issued, will be fully paid and non-assessable, will have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

FUND OWNERSHIP

Officers and Directors own less than 1% of the fund's outstanding shares.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of the funds may be sold to separate accounts of affiliated and unaffiliated insurance companies to fund the benefits under certain variable life insurance policies and variable annuity contracts. As of the date hereof, all shares of the funds were held by separate accounts of General American Life Insurance Company and affiliated insurance companies.

The purchasers of insurance contracts that participate in a separate account that is registered with the SEC, and that invests in one of the funds, will have the right to instruct the insurance company from whom they purchased the contract with respect to the voting of the fund's shares which are held by the separate account on behalf of insurance contract holders. Shares attributable to policies for which no instructions are received, and shares that are owned by the insurance company but not attributable to policies funded by registered separate accounts, will be voted by the insurance company on each issue in the same proportion as shares for which there are instructions.

OFFERING AND REDEMPTION OF SHARES

The Company is currently offering shares of each fund without sales charge and at each fund's respective net asset value ("NAV") per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." Shares in the Company's funds are sold directly to separate accounts to support variable annuity contracts and life insurance policies. The Company does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Company's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. Actions might include requiring one separate account to withdraw from the funds.

The Company has no underwriter or distributor. General American Life Insurance Company pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Company), including expenses and costs attributable to the Company, which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of policies except for such costs which are attributable to sales to non-affiliates of General American Life Insurance Company.

The Company redeems all full and fractional shares of its funds at the NAV per share applicable to each fund next calculated after the redemption request is received. See "DETERMINATION OF NET ASSET VALUE" below.

Payment upon redemption is made in cash and ordinarily will occur within seven days of receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption of shares of any fund may only be suspended: (i) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings;
(ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that fund is not reasonably practicable; or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of that fund.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of each fund of the Company is determined at the close of trading on the New York Stock Exchange immediately after the declaration by the Company of dividends, if any, on each day during which the New York Stock Exchange is open for business. The net asset value per share of each fund is computed by dividing the sum of the value of the securities held by that fund, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that fund at such time. Any expenses borne by the Company, including the investment management fee payable to the Adviser, are accrued daily, except for extraordinary or non-recurring expenses. See "INVESTMENT ADVISORY AND OTHER SERVICES - PAYMENT OF EXPENSES," above.

Fund securities which are traded on national stock exchanges are valued at the securities' closing prices. In the absence of any reported sales, fund securities are valued at the latest available bid price. Securities traded in the over-the-counter market for which closing sale prices are available are valued at such prices. Over-the-counter securities for which closing sales prices are not available are valued at the latest bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

The value of foreign securities held by the International Index Fund are determined based upon its sales price on the foreign exchange or market on which it is primarily traded or on which it was purchased, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe, Australia, and the Far East is normally completed at various times prior to 3:00 p.m. St. Louis time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the fund's net asset value is not calculated. Consequently, the calculation of the net asset value for the fund may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the fund may be significantly affected on days when shares are not available for purchase or redemption.

Quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates as compared by The Bank of New York, custodian of the assets of the International Index Fund, at the close of business on the New York Stock Exchange (currently 3:00 p.m., St. Louis time).

Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Board of Directors of the Company.


INVESTMENT PERFORMANCE


The investment performance of each of the funds is presented in the prospectus and the annual report to shareholders of the Company for the fiscal year ended December 31, 1999, as filed with the SEC pursuant to Rule 30a-1.


The Company may include quotations of a fund's total return in connection with the total return for the appropriate underlying separate account, in advertisements, sales literature, or reports to annuity and policy holders or to prospective investors. Total return for a fund reflects only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return will not reflect charges and deductions against the insurance policies or annuity contracts. Where relevant, the prospectuses for the insurance policies and annuity contracts contain performance information which show total return for the separate accounts, insurance policies, or annuity contracts.

Total return refers to the annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as annual compound rates of return for each of the periods quoted. They also reflect the deduction of a fund's investment advisory fee and administrative expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

The Company's Small-Cap Equity Fund commenced operations on May 1, 1997, subsequent to a transfer of assets from General American Life Insurance Company Separate Account Twenty, which has identical investment objectives, policies, and limitations, in exchange for shares of the Small-Cap Equity Fund. While Separate Account Twenty continues to exist, its assets now consist solely of shares of the Company's Small-Cap Equity Fund. The Small-Cap Equity Fund's portfolio of investments on May 1, 1997 was the same as the portfolio of Separate Account Twenty immediately prior to the transfer.

Separate Account Twenty is not a registered investment company, as it is exempt from registration under the Investment Company Act of 1940 (the "1940 Act"). Since, in a practical sense, Separate Account Twenty constitutes a "predecessor" of the Small-Cap Equity Fund, the Company calculates the performance for its Small-Cap Equity Fund for periods commencing prior to the transfer of the Separate Account Twenty assets to the Small-Cap Equity Fund by including the Separate Account Twenty total return.

The quoted performance data for the Small-Cap Equity Fund includes the performance of Separate Account Twenty for periods before the Small-Cap Equity Fund began operations. As noted above, Separate Account Twenty was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act, nor was it subject to restrictions imposed by the Internal Revenue Code. If Separate Account Twenty had been registered under the 1940 Act and subject to the Internal Revenue Code, its performance might have been adversely affected.

Each of the funds from time to time may advertise certain investment performance figures. These figures are based on historic earnings but past performance data is not necessarily indicative of future performance of the funds.

MONEY MARKET YIELD INFORMATION

The Company may make current yield and effective yield quotations available for the Money Market Fund. The Money Market Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield.

The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, subtracting a hypothetical charge reflecting deductions from the account, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis (i.e., multiplying it by 365/7). The net change in unit value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, as follows:

   Effective yield = [(seven day period return + 1)365/7] - 1

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors. Because the fund's actual yields will fluctuate, such information may not provide a basis for comparison with bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of determining yield. In addition, the yield quotation does not reflect the charges deducted from the separate accounts (see the prospectus for the variable life insurance policies or annuity contracts funded by the Company). If these charges were deducted to reflect the effective yield to a policy owner, that yield would be lower than the yield calculated for the Money Market Fund.

TAXES AND DIVIDENDS

For federal income tax purposes, each fund of the Company is treated as a separate entity. Each fund intends to qualify and elect to be taxed as a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). If a fund qualifies as a "regulated investment company," and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to shareholders. To qualify for treatment as a "regulated investment company," each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not ancillary to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.


The funds follow the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains are treated as being distributed daily to shareholders and are immediately reinvested in that fund.

The federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each fund of the Company intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

Since the sole shareholders of the Company will be separate accounts of General American and separate accounts of General American affiliates and, possibly in the future, separate accounts of unaffiliated insurance companies, there is no discussion herein as to the federal income tax consequences at the shareholder level.

ADDITIONAL INFORMATION

   LEGAL MATTERS

Sutherland, Asbill & Brennan, Washington, DC, has provided advice on certain matters relating to the federal securities laws.

   REPORTS

Annual and semi-annual reports containing financial statements of the Company, as well as proxy soliciting material for the Company, will be sent to owners of policies participating in the funds.

   OTHER INFORMATION

This statement of additional information and the prospectus for the Company do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Company has filed with the SEC, Washington, DC, under the Securities Act of 1933 and the Investment Company Act of 1940. Anyone seeking further information should refer to the registration statement and its exhibits.

FINANCIAL STATEMENTS


The audited financial statements for the Company, including the notes thereto, are included in the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1999. Such financial statements are incorporated herein by reference. You may receive a copy of such financial statements without charge upon request to General American Capital Company at the address and phone number shown on the cover of this statement of additional information.

                                     PART C

                                OTHER INFORMATION

ITEM 23.       EXHIBITS

(a)            Articles of Incorporation <F2>
(b)            Bylaws <F1>
(c)            Instruments Defining Rights of Security Holders <F1>,<F2>

(d)            Investment Advisory Agreement - filed herewith

(e)            Not Applicable
(f)            Not Applicable
(g)(1)         Custodial Agreement <F3>
(g)(2)         Foreign Custody Manager Agreement <F5>

(h)            Amended and Restated Management Services Agreement <F6>

(i)            Opinion and Consent of Counsel <F4>
(j)            Consents of the Independent Public Accountant - filed herewith
(k)            Not Applicable
(l)            Stock Subscription Agreement with General American Life
               Company <F1>
(m)            Not Applicable
(n)            Financial Data Schedules - filed herewith
(o)            Not Applicable

(p)(1)         Registrant's Code of Ethics - filed herewith
(p)(2)         Adviser's Code of Ethics - filed herewith


Other Exhibits:

(1)            Powers of Attorney for:

                  Theodore M. Armstrong <F6>
                  Alan C. Henderson <F6>
                  Harry E. Rich <F6>

(2)            Diagram of GenAmerica Family of Companies <F5>

                               *     *     *     *
[FN]
<F1>    Filed with Registration Statement, November 12, 1986.
<F2>    Filed with Pre-Effective Amendment No. 1, June 25, 1987.
<F3>    Filed with Post-Effective Amendment No. 7, December 1, 1992.
<F4>    Filed with Post-Effective Amendment No. 14, May 1, 1998.
<F5>    Filed with Post-Effective Amendment No. 15, February 25, 1999.

<F6>    Filed with Post-Effective Amendment No. 16, April 30, 1999.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
         REGISTRANT


Because, as of the date hereof, all of the shares of the funds are held by separate accounts of General American Life Insurance Company and its affiliates, General American Life Insurance Company may be said to control the Company. "Echo voting," the practice under which General American Life Insurance Company and its affiliates solicit instructions from purchasers of insurance contracts for voting shares of the Company, and votes shares attributable to unregistered separate accounts in accordance with the instructions received, means that this control is not exercised. Nevertheless, a schedule of GenAmerica Corporation's family of companies appears in Exhibit (2). No financial statements for any of these companies is included in the Company's registration statement because the company is owned and controlled by the purchasers of participating separate accounts.


ITEM 25. INDEMNIFICATION

Reference is made to Article Eight of the Registrant's Articles of Incorporation, Exhibit (a), and to Article 11 of the Registrant's Bylaws, Exhibit (b). The Articles and Bylaws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the Bylaws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are either: (1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by: (a) vote of a majority of a quorum of directors who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding or (b) any other reasonable and fair means consistent with the objectives outlined in the Registrant's Bylaws. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; or (3) a majority of a quorum of the directors who are not interested persons and are not parties to the proceedings, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("the Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Conning Asset Management Company (the "Adviser"), formerly known as General American Investment Management Company, was incorporated in Missouri on September 13, 1982. It is registered as an investment adviser with the SEC. It is a majority-owned, indirect subsidiary of GenAmerica Corporation. The Adviser serves as investment adviser to the general and separate accounts of affiliated life insurance companies as well as to unaffiliated clients.


NAME OF DIRECTOR OR      POSITION AT                 OTHER BUSINESS
OFFICER OF CONNING       CONNING ASSET               PROFESSION VOCATION
ASSET MANAGEMENT         MANAGEMENT                  OR EMPLOYMENT
COMPANY                  COMPANY                     DURING PAST TWO YEARS
-------------------      -------                     ---------------------
James L. Lipscomb        President, Chief            President, Chief Executive Officer and
                         Executive Officer           Director of Conning Corporation; President
                         and Director                and Chief Executive Officer of Conning Inc.;
                                                     Senior Vice President of Metropolitan Life
                                                     Insurance Company

John B. Clinton          Executive Vice President    Executive Vice President of Conning Corporation;
                                                     Executive Vice President of Conning & Company

Michael D. McLellan      Executive Vice President    Executive Vice President of Conning Corporation;
                                                     President and Director of Red Oak Realty Company
                                                     and White Oak Royalty Company; Director of Conning
                                                     Mortgage Investment Trust, Inc.

Thomas D. Sargent        Executive Vice President    Executive Vice President of Conning Corporation;
                                                     Executive Vice President and Director of Conning
                                                     & Company


                                C-3



Paul W. Kopsky, Jr.      Senior Vice President    Senior Vice President and CFO of Conning
                         and CFO and Director     Corporation; Senior Vice President, CFO,
                                                  and Director of Conning, Inc.; Senior Vice
                                                  President and CFO of Conning & Company;
                                                  Treasurer and Controller of Conning Mortgage
                                                  Investment Trust, Inc.

BUSINESS ADDRESSES:
700 MARKET STREET                      Conning Corporation
-----------------                      Conning Asset Management Company
ST. LOUIS, MO 63101                    Red Oak Realty Company
-------------------                    White Oak Royalty Company

CITY PLACE II, 185 ASYLUM STREET       Conning and Company
--------------------------------       Conning, Inc.
HARTFORD, CT 06103-4105
-----------------------

ONE MADISON AVENUE                     METROPOLITAN LIFE INSURANCE COMPANY
------------------
NEW YORK, NY 10010
------------------

ITEM 27. PRINCIPAL UNDERWRITER

Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed under the 1940 Act and such records will be surrendered promptly on request. General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101 will serve as custodian of the books and records for the Registrant and in such capacity will keep records regarding securities, bank statements, and canceled checks. General American Life Insurance Company, 700 Market Street, St. Louis, Missouri will serve as transfer agent of the Registrant and in such capacity will keep shareholder's account records, canceled stock certificates, and all other records required by Section 31(a) of the Act.

ITEM 29. MANAGEMENT SERVICES

General American Life Insurance Company will provide any management services needed by the Company and will charge the Company fees based on calculations using its cost accounting procedures.

ITEM 30. UNDERTAKINGS

The Registrant undertakes to provide each person to whom a prospectus is delivered a copy of the Registrant's latest annual report, upon request and at no charge.

                            SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 17 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, and State of Missouri, on May 1, 2000.



                            GENERAL AMERICAN CAPITAL COMPANY

Attest:                     By: /s/ Richard A. Liddy
                                -----------------------------
                                Richard A. Liddy, President

/s/ Christopher A. Martin
--------------------------------
Christopher A. Martin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                 TITLE                             DATE
/s/ Richard A. Liddy             President and Director                    5/1/00
-------------------------------  (Principal Executive Officer)
Richard A. Liddy

/s/ Matthew P. McCauley          Vice President                            5/1/00
-------------------------------
Matthew P. McCauley

/s/ E. Thomas Hughes             Principal Financial                       5/1/00
-------------------------------  Officer - Treasurer
E. Thomas Hughes

                           <F*>  Director                                  5/1/00
-------------------------------
Theodore M. Armstrong

                           <F*>  Director                                  5/1/00
-------------------------------
Alan C. Henderson

                           <F*>  Director                                  5/1/00
-------------------------------
Harry E. Rich

By: /s/ Christopher A. Martin
    ---------------------------
    Christopher A. Martin

<F*> Limited Powers of Attorney, authorizing the Registrant's President,
Secretary, and Treasurer to sign the Registration Statement and amendments thereto on behalf of certain members of the Board of General American Capital Company have been filed with Post-Effective Amendment No. 16.

                             EXHIBIT (d)

                    INVESTMENT ADVISORY AGREEMENT


INVESTMENT ADVISORY AGREEMENT made as of the sixth day of January, 2000, by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY ("Adviser"), a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Company as follows:

                              ARTICLE I
                          Advisory Services
                          -----------------

The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985. The Company hereby employs the Adviser to act as the investment adviser to and manager of the Company, and, subject to the supervision of the Board of Directors of the Company ("Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company ("Funds") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Company's investments, subject to the supervision of the Board.

A.      Duties of Adviser.  In carrying out its obligations to manage
        -----------------
the investment and reinvestment of the assets of the Company, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

        (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund of the Company as set forth in the prospectus for the Company, as amended from time to time;

        (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund of the Company for approval, modification, or rejection by the Board;

        (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Company, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

        (d) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Company; and

        (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that variable insurance operations are being conducted in accordance with applicable laws and regulations.

B.      Employment of Sub-Adviser(s).  The Adviser shall have the
        ----------------------------
authority to employ, at its expense, one or more sub-advisers. Where applicable, reference herein to the Adviser shall include any sub-advisers employed by the Adviser. Any agreement between the Adviser and any sub-adviser shall be subject to the terms for approval, renewal, termination and amendment as provided herein with respect to the Adviser, and such sub-adviser shall at all times be subject to the direction of the Adviser and the Board, and any duly constituted committee thereof, or any officer of the Company acting pursuant to like authority.

C.      Limitations on Advisory Services.  The Adviser shall perform the
        --------------------------------
services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Fund of the Company as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the applicable requirements of the Internal Revenue Code of 1986, as amended.

The Company has furnished or will furnish the Adviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Company.

                              ARTICLE II
                     Compensation of the Adviser
                     ---------------------------

A.      Investment Advisory Fee.  As compensation for its services to the
        -----------------------
Company, the Adviser shall receive monthly compensation based on an annual percentage of the average daily value of the net assets of the Funds of the Company as shown below:

        S&P 500 Index Fund                  .25 Percent
        Money Market Fund                   .125 Percent
        Bond Index Fund                     .25 Percent
        Asset Allocation Fund               .50 Percent
        Small-Cap Equity Fund               .25 Percent

        Managed Equity Fund Assets
        --------------------------

        First $10 million                   .40%
        Next $20 million                    .30%
        Balance over $30 million            .25%

        International Index Fund Assets
        -------------------------------

        First $10 million                   .50%
        Next $10 million                    .40%
        Balance over $20 million            .30%

        Mid-Cap Equity Fund Assets
        --------------------------

        First $10 million                   .55%
        Next $10 million                    .45%
        Balance over $20 million            .40%

B.      Allocation of Expenses.  The Adviser shall be responsible for
        ----------------------
payment of all expenses it may incur in performing the services set forth in Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the operations of the Company.

The Board shall determine the manner in which expenses are allocated to the Funds of the Company, and the determination of the Board shall be final and binding.

                             ARTICLE III
                   Fund Transactions and Brokerage
                   -------------------------------

The Adviser agrees to determine the securities to be purchased or sold by each Fund of the Company, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund of the Company and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

Subject to the above requirements, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

                              ARTICLE IV
                      Activities of the Adviser
                      -------------------------

The services of the Adviser to the Company under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts.

Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Company.

Securities held by a Fund may also be held by separate investment accounts or other investment companies for which the Adviser may act as an adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund of the Company.

                              ARTICLE V
                    Effectiveness of the Agreement
                    ------------------------------

This Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement), and by the Company's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund, and that implementation of any changes from prior Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

                              ARTICLE VI
                        Term of the Agreement
                        ---------------------

As to each Fund of the Company, this Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval.

As to each Fund of the Company, this Agreement:

        (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Adviser either by the Board or by a majority vote of those persons having voting rights in respect of the affected Fund(s) of the Company:

        (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Adviser;

        (3) may be terminated by the Adviser without payment of any penalty upon 60 days' written notice to the Secretary of the Board of the Company; and

        (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Fund or Funds affected; and (b) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                             ARTICLE VII
                            Recordkeeping
                            -------------

The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Company as are required to be maintained pursuant to said rules. The Adviser agrees that all such records shall be the property of the Company and shall be made available, within five
(5) business days of the request, to the Company's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction. Adviser will keep any information obtained in the course of performing under this Agreement in confidence, and will not use such information for its own benefit nor disclose it except as authorized by Company or as required by regulatory authorities having jurisdiction.

                             ARTICLE VIII
                       Liability of the Adviser
                       ------------------------

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this
Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Adviser pursuant to this Agreement.

                              ARTICLE IX
                            Governing Law
                            -------------

While this Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Investment Advisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of
(i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                           GENERAL AMERICAN CAPITAL COMPANY


    /s/ Christopher A. Martin     By:   /s/ Richard A. Liddy
------------------------------       --------------------------------
  Christopher A. Martin,              Richard A. Liddy,
  Secretary                           President



                                  CONNING ASSET MANAGEMENT
Attest:                           COMPANY


    /s/ Fred M. Schpero           By:   /s/ Douglas R. Koester
------------------------------       --------------------------------
  Fred M. Schpero,                    Douglas R. Koester,
  Secretary                           Senior Vice President



CAM/CapCo-259.doc

                             EXHIBIT (j)








The Board of Directors
General American Capital Company:



We consent to the use of our report incorporated herein by reference, to the reference to our firm under the heading "Financial Highlights Information" and to the reference to our firm under "Accountants" in the Post-Effective Amendment No. 17 to the Registration Statement (No. 33-10145) of General American Capital Company.




                                   KPMG LLP


St. Louis, Missouri

May 1, 2000

                             EXHIBIT (p1)

                   GENERAL AMERICAN CAPITAL COMPANY
                            CODE OF ETHICS


This Code of Ethics (this "Code") has been reviewed and adopted by the Board of Directors of General American Capital Company (the "Company"), including a majority of the Disinterested Directors.

This Code governs the Securities transactions of the Company's Access Persons. The Adviser has adopted and separately maintains and administers its own code of ethics (the "Adviser's Code").

The Company has contracted with the Adviser to conduct investment research, perform portfolio trading, and fulfill the Company's other portfolio management duties, subject to the investment guidelines and restrictions established by the Company's Board of Directors. As a result, the Company's officers and directors are not involved in the Company's day-to-day investment research, trading, or other portfolio management duties. Except in circumstances where the Adviser needs pre-trade direction or instructions regarding an unusual event, the Company's officers and directors will not have advance or contemporaneous knowledge of the Company's Securities transactions. The Company's officers and directors normally become aware of the Company's executed Securities transactions at the Board of Directors' regularly scheduled quarterly meetings, which are generally held three weeks after the end of each quarter. As a result, exposure to potential conflicts of interests and abuses in the Securities transactions of the Company's officers and directors is low. Nonetheless, this Code is designed to prevent conflicts of interest in connection with the Access Persons' Securities transactions in accordance with securities and corporate laws.

I.      DEFINED TERMS.  Some of the terms used in this Code have special
        -------------
        meanings. These terms are defined below:

        A.   Access Persons.  You are an Access Person of the Company if
             --------------
             you are an officer or director of the Company.

        B.   Adviser.  Adviser means the investment adviser(s) to the
             -------
             Company's Funds. Conning Asset Management Company is the investment adviser to all of the Company's funds.

        C.   Being Considered For Purchase or Sale.  A Security is
             -------------------------------------
             Being Considered for Purchase or Sale when a recommendation to purchase or sell a Security (including an option on such Security and any Security that is convertible into or exchangeable for such Security) has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

        D.   Beneficial Ownership.  You have Beneficial Ownership of a
             --------------------
             Security if you, your spouse, your dependent children, or any person that shares your household has voting or investment power over that Security. You have "beneficial ownership" over Securities in a brokerage or other type of account if you exercise investment discretion over that account or provide investment advice with respect to that account.

        E.   Code.  The Code means this Code of Ethics.
             ----

        F.   Company.  The Company means General American Capital Company.
             -------
             The Company is an open-end investment company that sells its shares to insurance company separate accounts. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and its shares are registered under the Securities Act of 1933.

        G.   Compliance Administrator.  The Compliance Administrator is
             ------------------------
             the person who is responsible for receiving and reviewing the Access Persons' securities reports under this Code. The address of the Compliance Administrator is: Conning Asset Management Company, Compliance Department, 700 Market Street, Saint Louis, Missouri 63101.

        H.   Disinterested Director.  A Disinterested Director is a
             ----------------------
             director of the Company who is not an "interested person" of the Company within the meaning of Section 2(a)(19) of the 1940 Act. Generally, a director will be deemed a Disinterested Director if he or she has no affiliation with the Company, the Adviser, or the Company's underwriter, other than being a member of the Company's Board of Directors. Another term for a Disinterested Director is an outside director.

        I.   Funds.  Funds means the Company's funds.
             -----

        J.   Purchase or Sale of a Security.  Purchase or Sale of a
             ------------------------------
             Security includes, among other things, the writing of an option to purchase or sell a Security, or the use of a derivative product to take a position that would otherwise be prohibited if taken directly.

        K.   Security.  The term Security is defined in Section 2(a)(36)
             --------
             of the 1940 Act, and except as set forth below, has the same meaning when used in this Code. Shares of registered open-end mutual funds, securities issued by the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, insurance annuities or life insurance policies, and short term debt securities that are government securities within the meaning of Section 2(a)(16) of the 1940 Act are not deemed Securities under this Code.

II.     STATEMENT OF GENERAL PRINCIPLES.  This Code is based on the
        -------------------------------
        following principles.

        A. The Company's Access Persons are under a duty at all times to place the interests of the Funds' shareholders first.

        B. All of the Securities transactions of the Company's Access Persons must be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of a position of trust.

        C. The Company's Access Persons should not take inappropriate advantage of their position. If you are an Access Person, you should keep the following guidelines in mind:

             1. You should not profit, directly or indirectly, due to your position with respect to the Company. If you learn about an investment opportunity due to your position, you should not take advantage of and profit from that opportunity.

             2. You should not accept any special favors, benefits, or preferential treatment that might stem from your fiduciary relationship with the Company.

             3. You should not release any information regarding actual or contemplated Securities transactions by the Company or any actual or proposed changes in the Funds' investments, except in the performance of your employment duties or in connection with any official report or disclosure which makes such information public knowledge.

III.    PURPOSE OF THE CODE OF ETHICS.
        -----------------------------

        A.   Background.  The Company's Access Persons, in carrying out
             ----------
             their responsibilities, may have access to information about impending Fund transactions that they could use for their own benefit. Virtually anytime the Company's Access Persons buy and sell Securities for their personal securities accounts, the potential exists for real and perceived conflicts of interest with the Funds' shareholders to arise.

        B.   Rule 17j-1.  Section 17(j) of the 1940 Act, and Rule 17j-1
             ----------
             promulgated thereunder, address potential conflicts arising from the personal investment activities of an investment company's access persons. Rule 17j-1:

             1. prohibits the Company's Access Persons from engaging in a fraudulent, deceptive, or manipulative act, practice, or course of business in connection with their personal transactions in those Securities held within the most recent 15 days or Being Considered for Purchase or Sale by the Company;

             2. requires the Company to adopt a code of ethics that is reasonably designed to prevent the Company's Access Persons from engaging in an act, practice, or course of business prohibited in the subparagraph immediately above; and

             3. requires the Company's Access Persons to report their personal Securities transactions.

        C.   What the Code Does Not Prohibit.  It is not the intention of
             -------------------------------
             this Code to prohibit personal Securities transactions by Access Persons, but rather to prescribe rules designed to prevent actual and apparent conflicts of interest. Indeed, the Company believes that personal investment experience over time can lead to better performance of an Access Person's professional investment responsibility. Accordingly, this Code is intended to permit personal investment subject to reasonable restrictions designed to address the concerns of possible conflicts of interests and to preclude any overreaching.

        D.   What To Do If You Have Questions About the Code.  While it
             -----------------------------------------------
             is not possible to specifically define and prescribe rules addressing all possible situations in which conflicts may arise, this Code sets forth standards regarding conduct in those situations in which conflicts are most likely to develop. It is also important to note that compliance with the technical provisions of this Code does not in every case prevent scrutiny of personal Securities transactions which show a pattern or potential for abuse. The Company recognizes that an individual legitimately may be uncertain about the application of this Code in a particular circumstance. Often, a single question can forestall disciplinary action or complex legal problems. You should immediately direct any questions relating to this Code to the Company's Secretary if you have any reason to believe that a violation of this Code has occurred or is about to occur.

IV.     RESTRICTION ON PERSONAL INVESTING.  The following substantive
        ---------------------------------
        restriction has been adopted to guard against the most likely cases in which conflicts occur.

        The Company's Access Persons shall not purchase or sell, directly or indirectly, any Security in which they have, or by reason of such transaction acquire, any direct or indirect Beneficial Ownership and which, to their actual knowledge at the time of such purchase or sale: (i) is Being Considered for Purchase or Sale by the Company; or (ii) is being purchased or sold by the Company. Any profits realized by an Access Person on personal Securities transactions in contravention of the above restriction must be disgorged.

V.      EXCEPTIONS FROM THE CODE OF ETHICS.  The following transactions
        ----------------------------------
        are exempt from the restriction on personal investing that is set forth in Section IV of this Code.

        A. Purchases or sales of Securities effected in any account over which an Access Person has no direct or indirect influence or control.

        B. Purchases or sales of Securities that are not eligible for purchase or sale by the Company.

        C. Purchases or sales of Securities which are non-volitional on the part of either the Access Person or the Company (e.g., purchases through dividend reinvestment plans, transactions in corporate mergers, stock splits, tender offers).

        D. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

        E. Purchases or sales of Securities issued by companies with market capitalization of at least $1 billion. Please note that the fiduciary principles outlined herein nonetheless still apply.

        F. De minimus purchases and sales of Securities. A de minimus purchase or sale means a Securities transaction involving 100 shares or less issued by the same issuer per year. Please note that the fiduciary obligations outlined herein nonetheless still apply.

        G. Purchases or sales of high quality, short-term debt instruments (any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized rating organization).

        H. Purchases or sales which receive the prior approval of the Compliance Administrator to exempt the transaction. The Compliance Administrator may grant an exception from one or more provisions of this Code only after careful consideration of the circumstances of the proposed transaction or activity, the potential conflicts it may raise, and whether it is consistent with the objectives and spirit of this Code.

VI.     PROCEDURES TO IMPLEMENT CODE OF ETHICS.  The following procedures
        --------------------------------------
        have been established to aid the persons to whom this Code is applicable in avoiding a violation of its provisions, and to aid the Company in preventing, detecting, and imposing sanctions for violations of this Code. Every person to whom this Code applies must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and criminal penalties. If you have any questions about these procedures, you should contact the Company's Secretary.

        A.   Acknowledgment and Certification.  Upon becoming subject to
             --------------------------------
             this Code all persons to whom this Code is applicable are required to sign an acknowledgment and certification of their receipt of and intent to comply with this Code. Each year thereafter, all persons to whom this Code is applicable are required to sign an acknowledgment and certification of their receipt of and intent to comply with this Code, and their compliance with this Code.

        B.   Mandatory Reporting of Personal Securities Transactions.
             -------------------------------------------------------
             The Company's Access Persons shall comply with the personal Securities reporting requirements set forth below:

             1.   Access Persons who are not Disinterested Directors.
                  --------------------------------------------------
                  The Company Access Persons, other than the Company's Disinterested Directors, must provide, no less frequently than quarterly, either: (i) duplicate confirmations of all transactions in any Security in which they have or had Beneficial Ownership and copies of periodic account statements for all securities accounts in which they have Beneficial Ownership; or
                  (ii) a completed personal securities transaction report (a copy of which is attached hereto). The duplicate confirmations/statements or the transaction reports required under this Section VI.B.1. shall be provided not later than 10 days after the end of each calendar quarter in which the transactions to which they relate were effected.

             2.   Access Persons who are Disinterested Directors.  The
                  ----------------------------------------------
                  Company's Disinterested Directors are not required to provide the information set forth in Section VI.B.1. above. However, the Company's Disinterested Directors must file a personal securities transaction report (a copy of which is attached hereto) with the Compliance Administrator with respect to any transaction in a Security if such Disinterested Director at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a director of the Company, should have known that, during the 15-day period immediately preceding or following the date of the transaction by the director, such Security was purchased or sold by the Company or was Being Considered for Purchase or Sale by the Company. The reports required under this Section VI.B.2. shall be made not later than 10 days after the end of each calendar quarter in which the transaction to which the report relates was effected.

        C.   Initial Holdings Reports.  Access Persons shall submit an
             ------------------------
             initial holdings report to the Compliance Administrator which discloses the name, number of shares, and principal amount of all Securities owned by the Access Person and any securities account the Access Person maintains with a broker, dealer, or bank within 10 days of becoming an Access Person. Disinterested Directors shall not be subject to this requirement.

        D.   Annual Holdings Reports.  Access Persons shall submit an
             -----------------------
             annual holdings report to the Compliance Administrator which discloses the name, number of shares, and principal amount of all Securities owned by the Access Person and any securities account the Access Person maintains with a broker, dealer, or bank. Disinterested Directors shall not be subject to this requirement.

        E.   Compliance Administrator Review of Reports.  The duplicate
             ------------------------------------------
             confirmations, account statements, quarterly reports, and the initial and annual holdings reports (collectively, the "Reports") required to be submitted under Sections VI.B., VI.C., and VI.D. shall be delivered to the Compliance Administrator. The Compliance Administrator shall review the Reports and maintain copies thereof as required by Rule 17j-1(d), with a view to identifying any pattern of personal securities transactions that suggests any actual or potential conflict of interest, the appearance of a conflict of interest, or any abuse of such person's position of trust and responsibility within the Company. Before making any determination that a violation has been committed by any person or that any personal Securities transaction is otherwise problematic under this Code and the purposes thereof, such person shall be given an opportunity to supply additional explanatory material.

        F.   Board of Directors' Review and Approval.  The Company's
             ---------------------------------------
             Board of Directors, including a majority of the Disinterested Directors, shall, at least once per year review and, if appropriate, approve this Code and the Adviser's Code. In addition, the Company's Board of Directors, including a majority of the Disinterested Directors, shall review and, if appropriate, approve any material changes to this Code and the Adviser's Code within six months of the change. Before granting any such approvals, the Board must receive a written certification from the Company and the Adviser that they have adopted procedures reasonably necessary to prevent access persons from violations their respective codes of ethics and a written report that describes any issues and material violations arising under their respective codes of ethics since the last compliance report.

        G.   Miscellaneous.
             -------------

             1.   Confidentiality.  All duplicate confirmations, account
                  ---------------
                  statements, reports of securities transactions and any other information filed with the Company or furnished to any person pursuant to this Code shall be treated as confidential, but are subject to review as provided herein and by representatives of the Securities and Exchange Commission.

             2.   Beneficial Ownership.  No duplicate confirmation or
                  --------------------
                  account statement filed in accordance with this
                  Section VI.A. shall be construed as an admission by the person submitting such duplicate confirmation or account statement or making such report that he or she has any direct or indirect Beneficial Ownership in the Security to which the report relates.

VII.    RECORDS.  The Company shall maintain records with respect to
        -------
        this Code in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f)(1) under the 1940 Act and which shall be available for examination by representatives of the Securities and Exchange Commission.

        A. A copy of this Code that is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place.

        B. A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs.

        C. A copy of each report made or duplicate confirmation or account statement received pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place.

        D. A list of all persons who are, or within the past five years have been, required to submit duplicate confirmations or account statements or to make reports pursuant to this Code shall be maintained in a easily accessible place.

VIII.   SANCTIONS.  Upon determination that a violation of this Code has
        ---------
        occurred, the Board of Directors may impose such sanctions as it deems appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator. All violations of this Code and any sanctions imposed with respect thereto shall be periodically reported to the Company's Board of Directors.

IX.     ADVISER'S CODE OF ETHICS.  The Adviser must maintain and enforce
        ------------------------
        a Code appropriate to the Adviser's business activities as an investment adviser to and employer of portfolio managers of the Company's Funds. The Adviser's code of ethics shall meet all applicable legal requirements and shall be consistent with the goals and scope of this Code and the requirements hereof. The Adviser shall report to the Company's Board of Directors any violations of its code of ethics that could potentially affect the Company as well as the action taken by the Adviser with respect to any such violation.




HISTORY:
-------

  Board adopted on February 3, 2000.







CAM/CapCo-192b.doc

                             EXHIBIT (p2)

                  CONNING ASSET MANAGEMENT COMPANY
                            CODE OF ETHICS

CODE OF ETHICS; EMPLOYEE SECURITY TRANSACTIONS
----------------------------------------------

        Conning Asset Management Company (CAM) has adopted a Code of Ethics to specify and prohibit certain types of personal securities transactions deemed to create a conflict of interest. The Code of Ethics establishes reporting requirements and preventative procedures pursuant to the provisions of Rule 204-2 of the Advisers Act and Rule 17j-1(b)(1) under the Investment Company Act.

        DEFINITIONS. The following definitions are applicable to terms used in CAM's Code of Ethics:

             (a) "ACCESS PERSON" means any director, officer or Advisory Person of CAM.

             (b) "ADVISORY PERSON" means any employee of CAM who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by CAM's advisory clients or whose functions relate to any recommendations with respect to such purchases or sales.

             (c) "INVESTMENT PERSONNEL" means an employee of CAM who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities of an advisory client (i.e. portfolio managers, securities analysts and traders).

             (d) "PORTFOLIO MANAGER" means any person or persons with the direct responsibility and authority to make investment decisions affection an advisory client's portfolio.

        Questions regarding your classification should be directed to the Compliance Officer.

             (e) "Beneficial Ownership" of a security means any security in which you, your spouse, your dependent children, or any person that shares your household has voting or investment power over that security.

             (f) "Compliance Officer" means the individual(s) designated by CAM with the primary responsibility for monitoring compliance with applicable laws, regulations, and requirements promulgated by self-regulatory organizations.

             (g)  "Covered Security" means all securities as defined in section 2(a)(36) of the Investment Company Act of 1940 excluding direct obligations of the United States Government, banker's acceptances bank certificates of deposit, commercial paper, repurchase agreements, and shares issued by open-end investment companies.

             (h) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933 the issuer of which, immediately before the registration was not subject to the reporting requirements of the Securities Exchange Act of 1934.

             (i) "Personal Securities Account" means any securities account maintained with a bank, broker or dealer in which you have a beneficial or controlling interest (such as a family account) or where you exercise investment discretion over the account or provide investment advice with respect to that account.

        GENERAL PRINCIPLES. In conducting personal investment activities, each employee shall adhere to the highest ethical standards and shall at all times:

             (a) place the interests of CAM's advisory clients before his or her personal interests;

             (b) conduct all personal securities transactions in a manner consistent with this Code of Ethics, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility;

             (c) not take any inappropriate advantage of his or her position with or on behalf of CAM's advisory clients.

        RESTRICTIONS ON PERSONAL INVESTMENT ACTIVITIES. The following rules govern the personal securities transactions of Access Persons, Advisory Persons and Investment Personnel as applicable:


             Personal Trading Information
             ----------------------------

             * No later than 10 days after becoming an ACCESS PERSON, all Access Persons must complete an "Initial Holdings Report" obtained from the Compliance Officer. The "Initial Holdings Report" must include (i) the title, number of shares and principal amount of each Covered Security Beneficially Owned by the Access Person, (ii) all Personal Securities Accounts of the Access Person and (iii) the date the "Initial Holdings Report" is submitted by the Access Person.

             * Duplicate confirmations and statements of ACCESS PERSONS' Personal Securities Accounts that hold or are used to transact Covered Securities must be sent directly to the Compliance Department by the bank, broker or dealer on a timely basis.

             * On a quarterly basis, ACCESS PERSONS will be requested to review the completeness and accuracy of (i) Personal Securities Account information and (ii) Covered Securities held or transacted outside of a Personal Securities Account as reported to the Compliance Officer. The Access Person must provide any additions, deletions or changes to such information to the Compliance Officer by no later than 10 days after the end of the calendar quarter.

             * On at least an annual basis, ACCESS PERSONS will be requested to sign a statement confirming the completeness and accuracy of all information reported through the above procedures.

             * A person need not report information in accordance with the above procedures with respect to transactions effected for, and Covered Securities held in, any account over which the person does not have direct or indirect influence or control.

             * All trading and holdings information will be reviewed under the direction of the Compliance Officer and will be compared against Conning & Company's Restricted List. The Compliance Officer maintains the names of individuals responsible for reviewing trading and holdings information.

             Pre-Clearance of Trades.
             -----------------------

             Personal transactions by any ACCESS PERSON in the following securities must be approved by the Compliance Officer prior to execution:

             * securities of companies in the insurance, insurance related, and HMO industries;

             * securities of investment companies affiliated with CAM (excluding the purchase of a variable insurance contract or annuity which is invested in a registered separate account);

             *    securities offered in a private placement; and

             *    securities issued by any of CAM's advisory clients.

             INVESTMENT PERSONNEL of any of CAM's investment company clients registered under the Investment Company Act of 1940 must obtain approval from the Compliance Officer before directly or indirectly acquiring beneficial ownership in:

             *    any securities in an Initial Public Offering (IPO); and

             * any securities offered in a limited offering such as a private placement exempt from registration as well as offerings that are not public.

             * The Compliance Officer will review all proposed investments on a case-by-case basis. In deciding whether to approve an investment, the Compliance Officer will consider potential conflicts that may cause CAM or its Investment Personnel to violate their fiduciary obligations to CAM's advisory clients. The Compliance Officer will retain a record of any approvals of direct or indirect acquisition by Investment Personnel of a beneficial interest in securities in an IPO or limited offering.

             Other Personal Investment Restrictions.
             --------------------------------------

             From time to time, Access Persons may be prohibited from trading other securities in which they have positions due to potential conflict of interest situations.

             An approval received from the Compliance Officer is valid only on the day on which it was issued.

             If, for its advisory client, CAM decides to purchase securities of an issuer, the securities of which have been previously acquired by a PORTFOLIO MANAGER, the decision to purchase the securities for the advisory client is subject to an independent review by an ADVISORY PERSON with no personal interest in the issuer.

             Personal transactions in securities issued by Conning Corporation shall be governed by the "Insider Trading and Reporting Policy of Conning Corporation"-- a copy is included in the "Appendix" of CAM's Compliance Manual).

             Blackout Periods
             ----------------

             * AN ACCESS PERSON WHO KNOWS THAT AN ACTIVELY-MANAGED CAM ADVISORY CLIENT HAS TRADED IN A COVERED SECURITY, HAS A PENDING "BUY" OR "SELL" ORDER FOR A COVERED SECURITY, OR INTENDS TO TRADE IN OR PLACE AN ORDER TO "BUY" OR "SELL" A COVERED SECURITY, SHALL NOT TRANSACT IN THAT COVERED SECURITY DURING THE RESTRICTED PERIOD.


                    *******************************

                  For purposes of this blackout policy, the phrase:

             * "actively managed CAM advisory client" means an account or portfolio over which CAM has investment discretion and excludes accounts that are managed pursuant to a passive investment formula (e.g., index funds).

             * "business day" means any day on which the national securities markets are open for trading.

             * "Restricted Period" means the day of and five (5) business days before and after the day of a trade, entry of an order to "buy" or "sell" the Covered Security on behalf of the client, or the date on which an Access Person intends to engage in such transactions on behalf of a CAM client.

             * "Transact" in a Covered Security means a transaction in which the Access Person acquires or divests (i) any direct or indirect Beneficial Ownership of the Covered Security, (ii) any position covering a long or short-sale of the Covered Security, or (iii) any derivative of the Covered Security such as an option to purchase or sell such security or any security that is exchangeable for or convertible into such security.

             Exemptions.  The above restrictions and procedures do not
             -----------
        apply to:

             * transactions effected in personal accounts in which the only security holdings are mutual funds;

             * transactions effected in accounts in which an outside investment manager has full discretion and the Access Person cannot participate in or be informed about investment decisions until after the transactions are effected;

             * transactions that are non-volitional on the part of the Access Person or CAM client, such as mergers, recapitalizations, and automatic dividend reinvestment plans; and

             * transactions that are effected upon the exercise of rights issued by an issuer on a pro-rata basis to all holders of a class of securities.


        IN ALL CASES, CAM RESERVES THE RIGHT TO REVERSE OR CANCEL FOR CAUSE
        -------------------------------------------------------------------
ANY TRADE AT THE INDIVIDUAL'S EXPENSE WITHOUT PRIOR NOTIFICATION TO THE
-----------------------------------------------------------------------
INDIVIDUAL.
----------






CAM/CapCo-17-wrapper.doc